UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Universal Health Realty Income Trust
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time Wednesday, June 5, 2024 10:00 a.m.	Live Audio Webcast www.meetnow.global/M6TUWLW	Record Date April 8, 2024

Items to be Voted On

(1)

the election by our shareholders of two Class II Trustees, to serve for a term of three years, until the annual election of Trustees in the year 2027 or the election and qualification of their successors;

(2)	to conduct an advisory (nonbinding) vote to approve named executive officer compensation;

(3)	to vote upon an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan;

(4)	to ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(5)	to transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the Annual Meeting only if you were a shareholder at the close of business on April 8, 2024.

This year we will hold the Annual Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Annual Meeting online regardless of their geographic location.

Whether or not you plan to attend the annual meeting online, please vote by telephone or internet or, if you received printed proxy materials and wish to vote by mail, mark your votes, then date and sign the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope. You may revoke your proxy if you decide to attend the Annual Meeting and wish to vote your shares online at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on Wednesday, June 5, 2024:

The Proxy Statement and Annual Report to Shareholders are available at http://www.edocumentview.com/UHT

By Order of the Board of Trustees

Cheryl K. Ramagano

Secretary

King of Prussia, Pennsylvania

April 23, 2024

UNIVERSAL CORPORATE CENTER | 367 SOUTH GULPH ROAD | KING OF PRUSSIA, PENNSYLVANIA 19406

Dear Shareholder:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Universal Health Realty Income Trust (the “Trust”) which will be held on Wednesday, June 5, 2024, beginning at 10:00 a.m. This year’s Annual Meeting will be conducted completely virtually, via a live audio webcast; there will be no physical meeting location. You will be able to attend and participate in the Annual Meeting by visiting www.meetnow.global/M6TUWLW, where you will be able to listen to the meeting live, submit questions, and vote. The annual meeting is being held for the following purposes:

(1)

the election by our shareholders of two Class II Trustees, to serve for a term of three years, until the annual election of Trustees in the year 2027 or the election and qualification of their successors;

(2)	to conduct an advisory (nonbinding) vote to approve named executive officer compensation;

(3)	to vote upon an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan;

(4)	to ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(5)	to transact such other business as may properly come before the meeting or any adjournment thereof.

Detailed information concerning these matters is set forth in the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) you received in the mail and in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. We have elected to provide access to our Proxy Materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. If you want more information, please see the Questions and Answers section of this Proxy Statement.

Your vote is important. Whether or not you plan to attend the meeting online, please either vote by telephone or internet or, if you received printed Proxy Materials and wish to vote by mail, by promptly signing and returning your proxy card in the enclosed envelope. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail. If you then attend and wish to vote your shares online, you still may do so. In addition to the matters noted above, we will discuss the business of the Trust and be available for your questions relating to the Trust.

Sincerely,

Alan B. Miller

Chairman of the Board,

Chief Executive Officer and President

April 23, 2024

UNIVERSAL CORPORATE CENTER | 367 SOUTH GULPH ROAD | KING OF PRUSSIA, PENNSYLVANIA 19406

1	Questions and Answers

7	Security Ownership of Certain Beneficial Owners and Management

9	Proposal No. 1 Election of Two Trustees

14	Proposal No. 2 Advisory Vote on Named Executive Officer Compensation

15	Proposal No. 3 Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan

18	Proposal No. 4 Ratification of the Selection of Independent Registered Public Accountants

19	Executive Compensation

30	Pay Versus Performance

34	Trustee Compensation

40	Certain Relationships and Related Transactions

40	Relationship with Universal Health Services, Inc.

43	Review, Approval and Ratification of Related Party Transactions

44	Corporate Social Responsibility and Sustainability

44	Environmental Stewardship

45	Human Capital Management

45	Corporate Governance

47	Audit Committee Report

49	Relationship with Independent Registered Public Accounting Firm

UHT 2024 Proxy Statement

PROXY STATEMENT

Questions and Answers

1.	Q:	Why am I receiving these materials?

A:

This Proxy Statement and enclosed forms of proxy (first mailed to shareholders who requested to receive printed Proxy Materials on or about April 23, 2024) are furnished in connection with the solicitation of proxies by our Board of Trustees for use at the Annual Meeting of Shareholders (the “Annual Meeting”), or at any adjournment thereof. A Notice Regarding the Availability of Proxy Materials was first mailed to all of our other shareholders beginning on or about April 23, 2024. The Annual Meeting will be held on Wednesday, June 5, 2024, beginning at 10:00 a.m. The Annual Meeting will be accessible via live audiocast on the internet. To participate at the Annual Meeting online, please visit www.meetnow.global/M6TUWLW. For additional information on the virtual meeting review the instructions under the Q&A section entitled “How can I attend and vote at the online meeting?” below. As a shareholder, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement.

2.	Q:	What is the purpose of the Annual Meeting?

A:

The Annual Meeting is being held for the following purposes: (1) elect two Class II Trustees, who will serve for a term of three years until the annual election of Trustees in the year 2027 or the election and qualification of their successors; (2) conduct an advisory (nonbinding) vote to approve named executive officer compensation; (3) vote upon an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan; (4) ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (5) transact such other business as may properly be brought before the meeting or any adjournment thereof. We will also discuss our business and be available for your comments and discussion.

3.	Q:	Why did Shareholders receive a notice in the mail regarding the internet availability of Proxy Materials instead of a full set of Proxy Materials?

A:

In accordance with “notice and access” rules adopted by the U.S. Securities and Exchange Commission, or SEC, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report to Shareholders, to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Most shareholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice, which was mailed to shareholders, will instruct you as to how you may access and review all of the Proxy Materials on the internet. Please visit www.edocumentview.com/UHT. The Notice also instructs you as to how you may submit your Proxy on the internet. If you would like to receive a paper or e-mail copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice.

4.	Q:	Who may attend the Annual Meeting?

A:

All shareholders of record as of the close of business on April 8, 2024, or their duly appointed proxies, may attend the meeting online at www.meetnow.global/M6TUWLW. For additional information on the virtual meeting review the Q&A below entitled “How can I attend and vote at the online meeting?”.

5.	Q:	How can I attend and vote at the online meeting?

A:

For registered shareholders: If on the record date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a shareholder of record (also known as a “record holder”). Shareholders of record at the close of business on the record date will be able to attend the Annual Meeting online, ask a question and vote by visiting www.meetnow.global/M6TUWLW at the meeting date and time and entering the 15-digit control number located in the shaded bar of the proxy card or notice they received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

For beneficial owners: If on the record date your shares were not registered directly in your name with Computershare but instead held by an intermediary, such as a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you must register in

UHT 2024 Proxy Statement	1

Questions and Answers

advance to attend the Annual Meeting, vote and submit questions. To register in advance and vote at the meeting you will need to obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Once you have received a legal proxy form from your bank, broker or other nominee, forward the email with your name and the legal proxy attached or send a separate email with your name and legal proxy attached labeled “Legal Proxy” in the subject line to Computershare, at legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 31, 2024. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/M6TUWLW and enter your control number. If you do not have your control number you may attend as a guest (non-shareholder) by going to www.meetnow.global/M6TUWLW, clicking on the “Guest” link and entering the requested information. Please note that guest access in listen-only mode is also available, but you will not have the ability to ask questions or vote during the Annual Meeting.

6.	Q:	Do I need to register to attend the Annual Meeting virtually?

A:	Registration is only required if you are a beneficial owner as set forth above.

7.	Q:	What if I have trouble accessing the Annual Meeting virtually?

A:

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call 1-888-724-2416.

8.	Q:	Who is entitled to vote at the Annual Meeting?

A:

Only shareholders as of the close of business on April 8, 2024 are entitled to vote at the Annual Meeting. On that date, 13,825,073 shares of beneficial interest, par value $.01 per share, were outstanding.

9.	Q:	Who is soliciting my vote?

A:

The principal solicitation of proxies is being made by our Board of Trustees by mail. Certain of our officers and employees and certain officers and employees of UHS of Delaware, Inc. (our “Advisor”), a wholly-owned subsidiary of Universal Health Services, Inc. (“UHS”), or its affiliates, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares. In addition, we may retain a third-party proxy solicitation service, to assist in the solicitation of proxies who may solicit proxies personally, by telephone and by mail.

10.	Q:	What items of business will be voted at the Annual Meeting?

A:

The items of business that will be voted are: the election of two Class II Trustees, who will serve for a term of three years until the annual election of Trustees in the year 2027 or the election and qualification of their successors; an advisory (nonbinding) vote to approve named executive officer compensation; an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan; and the ratification of the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

11.	Q:	How does the Board of Trustees recommend that I vote?

A:	The Board of Trustees recommends that you vote your shares FOR the nominees for Class II Trustees (Proposal No. 1).

The Board of Trustees recommends that you vote your shares FOR the approval of our named executive officer compensation (Proposal No. 2).

The Board of Trustees recommends that you vote your shares FOR the amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan (Proposal No. 3).

The Board of Trustees recommends that you vote your shares FOR the ratification of the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4).

2	UHT 2024 Proxy Statement

Questions and Answers

12.	Q:	How will voting on any other business be conducted?

A:

Other than the items of business described in this Proxy Statement, we know of no other business to be presented for action at the Annual Meeting. As for any other business that may properly come before the Annual Meeting, your signed proxy confers discretionary authority in the persons named therein. Those persons will vote or act in accordance with their best judgment.

13.	Q:	What is the difference between a “shareholder of record” and a “street name” holder?

A:

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

14.	Q:	How do I vote my shares if I am a shareholder of record?

A:

For specific instructions on how to vote your shares, please refer to the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail or, if you received printed proxy materials, your enclosed proxy card. If you received printed proxy materials, you may vote by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope, or you may vote by telephone or internet. Unless otherwise indicated on the proxy, shares represented by any proxy will, if the proxy is properly executed and received by us prior to the Annual Meeting, be voted “FOR” the nominees for Trustee, “FOR” the approval of our named executive officer compensation, “FOR” the amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan, and “FOR” the ratification of the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024. You may also vote by telephone or internet.

15.	Q:	How do I vote by telephone or electronically?

A:

Instead of submitting your vote by mail on the enclosed proxy card (if you received printed proxy materials), your vote can be submitted by telephone or electronically, via the internet. Please refer to the specific instructions set forth on the Notice Regarding the Availability of Proxy Materials or, if you received printed Proxy Materials, on the enclosed proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a shareholder.

16.	Q:	How do I vote my shares if they are held in street name?

A:	If your shares are held in street name, your broker or other nominee will provide you with a form seeking instruction on how your shares should be voted.

17.	Q:	Can I change or revoke my vote?

A:

Yes. Any proxy executed and returned to us is revocable by delivering a later signed and dated proxy or other written notice to our Secretary at any time prior to its exercise. Your proxy is also subject to revocation if you are present at the meeting and choose to vote in person.

18.	Q:	How do I vote during the meeting?

A:

If you have not already voted your shares in advance as described above, provided you are a registered shareholder or a registered beneficial shareholder with a control number, you will also be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the virtual meeting site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of or during the Annual Meeting by one of the methods described in the proxy materials.

19.	Q:	How do I ask questions during the meeting?

A:

If you are attending the meeting as a shareholder of record or registered beneficial owner, questions can be submitted by accessing the virtual meeting site at www.meetnow.global/M6TUWLW, entering your control number and clicking on the “Q&A” tab. Please note that guest access is in listen-only mode and you will not have the ability to ask questions or vote during the Annual Meeting.

UHT 2024 Proxy Statement	3

Questions and Answers

20.	Q:	What are my voting choices and what is the vote required to approve each of the proposals?

A:

The following chart describes the proposals to be considered at the Annual Meeting, the voting choices for each proposal, the vote required to elect trustees and to adopt each other proposal, and the manner in which votes will be counted:

Item of Business	Voting Options	Votes Required for Approval	Abstentions	Signed But Unmarked Proxy Cards	Broker Non- Votes
Proposal 1: Election of Trustees	For, against or abstain vote in respect of each nominee.

The vote of a majority of all the votes cast at a meeting at which a quorum is present is necessary for the election of the Class II Trustees. A majority of the votes cast means that the number of shares voted “for” a Trustee’s election exceeds the number of shares against that Trustee.

A nominee currently serving as a Trustee not receiving a majority of the votes cast will tender his or her resignation, promptly following certification of the shareholder vote, for consideration by the Nominating & Governance Committee.

			No effect on voting.	Count as votes FOR.	No broker discretion to vote.
Proposal 2: Advisory (Nonbinding) Vote on Named Executive Officer Compensation	For, against, or abstain.	Affirmative “FOR” vote of a majority of all of the votes cast at the meeting.	No effect on voting.	Count as votes FOR.	No broker discretion to vote.
Proposal 3: An Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan	For, against, or abstain.	Affirmative “FOR” vote of a majority of all of the votes cast at the meeting.	No effect on voting.	Count as votes FOR.	No broker discretion to vote.
Proposal 4: Ratification of Independent Registered Public Accounting Firm	For, against, or abstain.	Affirmative “FOR” vote of a majority of all of the votes cast at the meeting.	No effect on voting.	Count as votes FOR.	Brokers have discretion to vote.

21.	Q:	What constitutes a “quorum”?

A:

The shareholders entitled to vote at the meeting representing a majority of the total number of votes authorized to be cast by shares of beneficial interest then outstanding and entitled to vote on any question present in person or by proxy shall constitute a quorum at any such meeting for action on such question. Proxies received but marked with instructions to withhold authority to vote or abstain from voting and broker non-votes will be included in the calculation of the number of shares to be considered present at the meeting.

22.	Q:	What are our voting rights?

A:	Each share is entitled to one vote on the matters to be presented at the meeting.

4	UHT 2024 Proxy Statement

Questions and Answers

23.	Q:	Will my shares be voted if I do not sign and return my proxy card or do not vote by internet or telephone?

A:

If you are a registered shareholder and you do not sign and return your proxy card or do not vote by internet or telephone, your shares will not be voted at the Annual Meeting. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote your shares at its discretion on routine matters, but may not vote your shares on non-routine matters.

Under the New York Stock Exchange rules, the proposals relating to the election of the Trustees, the advisory vote on our named executive officer compensation and the vote on an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan are deemed to be non-routine matters with respect to which brokers and nominees may not exercise their voting discretion without receiving instructions from the beneficial owner of the shares.

24.	Q:	What is a “broker non-vote”?

A:

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, New York Stock Exchange-member brokers who hold shares in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, are not permitted to vote on non-routine matters.

Since the election of the Trustees, the advisory vote of named executive compensation and the amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan are non-routine matters, a broker may not turn in a proxy card voting shares without receiving instructions from you.

25.	Q:	What is the effect of a broker non-vote?

A:

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be considered present and entitled to vote on any matter for which a broker, bank or other nominee does not have authority. For the Annual Meeting, pursuant to the rules of the New York Stock Exchange, your broker, bank or other nominee will be permitted to vote for you without instruction only with respect to Proposal 4 regarding the ratification of KPMG LLP. A broker non-vote will not have any impact on the outcome of any other proposals.

26.	Q:	Who will count the votes?

A:	Our Secretary will count the votes and serve as inspector of elections.

27.	Q:	When are shareholder proposals and trustee nominees due for the 2025 Annual Meeting?

A:

Shareholder Proposals Submitted Pursuant to SEC Rule 14a-8 for Inclusion in Next Year’s Proxy Statement. Shareholder proposals intended to be included in the proxy materials for the 2025 annual meeting of shareholders must be received by us no later than December 24, 2024. Such proposals should be sent in writing by courier or certified mail to the Secretary of the Trust at 367 South Gulph Road, King of Prussia, PA 19406. Shareholder proposals that are sent to any other person or location or by any other means may not be received in a timely manner. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored proxy materials.

Trustee Nominations for Inclusion in Next Year’s Proxy Statement (Proxy Access). Our bylaws permit a shareholder, or group of up to 20 shareholders, owning 3% or more of the Trust’s outstanding common stock continuously for at least three years to nominate and include in the Trust’s proxy materials trustees constituting up to 20% of the board, provided that such nominating shareholder(s) and nominee(s) satisfy the requirements specified therein for a nomination pursuant to the proxy access provisions, including timely submission of a notice of such a nomination to the Secretary of the Trust at its principal executive office (no earlier than 150 days and no later than 120 days before the anniversary of the date that the Trust mailed its proxy statement for the previous year’s annual meeting of shareholders) that contains certain information specified in our bylaws. Any shareholder who wishes to use these procedures to nominate a candidate for election to the Board of Trustees for inclusion in the Trust’s proxy materials relating to the 2025 annual meeting of shareholders must satisfy the requirements specified in our bylaws and the information about the nominee or the nominating shareholder that would be required to be disclosed in the solicitation

UHT 2024 Proxy Statement	5

Questions and Answers

of proxies for the election of a trustee under federal securities laws (including under Rule 14a-19 under the Exchange Act), and must provide written notice to the Secretary of the Trust at 367 South Gulph Road, King of Prussia, PA 19406, which must be received not earlier than November 24, 2024 and not later than December 24, 2024. However, if our 2025 annual meeting of shareholders is held more than 30 days before or after April 23, 2025, then the Secretary must receive this notice by the later of the 150th day prior to the date of such annual meeting and the tenth day following the date on which public announcement of the date of such meeting is first made by the Trust.

Other Shareholder Business for Presentation at Next Year’s Annual Meeting For a shareholder proposal that is not intended to be included in the proxy materials for the 2025 annual meeting of shareholders, or if you want to nominate a person for election as a trustee outside of the proxy access process described in the paragraph above, you must provide written notice to the Secretary of the Trust at 367 South Gulph Road, King of Prussia, PA 19406. The Secretary must receive this notice not earlier than February 5, 2025 and not later than March 7, 2025. However, if our 2025 annual meeting of shareholders is held more than 30 days before or more than 70 days after June 5, 2025, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reasons for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record of such shareholder; and any material interest you have in the proposal. The notice of a proposed trustee nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a trustee nomination include the information about the nominee or the nominating shareholder that would be required to be disclosed in the solicitation of proxies for the election of a trustee under federal securities laws (including under Rule 14a-19 under the Exchange Act) and the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a trustee if elected. A copy of the bylaw requirements will be provided upon request to the Secretary at the address above.

28.	Q:	Can I receive more than one set of Annual Meeting materials?

A:

If you share an address with another shareholder, each shareholder may not receive a separate copy of our Annual Report and Proxy Statement. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to our Secretary at Universal Health Realty Income Trust, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania 19406, telephone (610) 265-0688. If you share an address with another shareholder and (i) would like to receive multiple copies of the Proxy Statement or Annual Report to Shareholders in the future, or (ii) if you are receiving multiple copies and would like to receive only one copy per household in the future, please contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

29.	Q:	How can I obtain additional information about Universal Health Realty Income Trust (the “Trust”)?

A:

Copies of our Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2023 and our other annual, quarterly and current reports we file with the Securities and Exchange Commission, and any amendments to those reports, are available free of charge on our website, which is located at http://www.uhrit.com. Copies of these reports will be sent without charge to any shareholder requesting such copies in writing to our Secretary at Universal Health Realty Income Trust, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania 19406. The information posted on our website is not incorporated into this Proxy Statement.

6	UHT 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 31, 2024, the number of shares and the percentage of our outstanding shares beneficially owned, within the meaning of Securities and Exchange Commission Rule 13d-3, (i) by each person who is known to us to own beneficially more than 5% of our shares; (ii) by each Trustee and Trustee nominee and each executive officer named in the Summary Compensation Table, and; (iii) by all Trustees and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power. No shares are pledged as security by any of our Trustees or executive officers.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	2,379,804	(2)	17.21%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,242,974	(3)	16.22%

Universal Health Services, Inc. 367 South Gulph Road King of Prussia, PA 19406	787,543		5.70%

State Street Corporation 1 Congress Street, Suite 1 Boston, MA 02114-2016	840,029	(4)	6.08%

Alan B. Miller	193,753	(5)(6)	1.40%

Gayle L. Capozzalo	2,744	(5)	(7)

Michael Allan Domb	10,744	(5)	(7)

Robert F. McCadden	9,644	(5)	(7)

Marc D. Miller	5,598	(5)	(7)

James P. Morey	2,344	(5)	(7)

Charles F. Boyle	36,738	(5)	(7)

Karla J. Peterson	2,302	(5)	(7)

Rebecca A. Guzman	871	(5)	(7)

Cheryl K. Ramagano	38,945	(5)	(7)

All Trustees and executive officers as a group (10 persons)	303,683	(5)(6)	2.20%

(1)	Unless otherwise shown, the address of each beneficial owner is c/o Universal Health Realty Income Trust, Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.
(2)

These securities are held by Blackrock, Inc. and various of its affiliates. Blackrock, Inc. has sole power to vote with respect to 2,340,475 shares and sole power with respect to 2,379,804 shares to dispose or to direct the disposition of 2,379,804 shares. Information is based on Amendment No. 1 to Schedule 13G filed January 22, 2024.

(3)

These securities are held by The Vanguard Group, Inc and its subsidiaries. The Vanguard Group, Inc. reported that is has shared voting power with respect to 34,390 shares, sole dispositive power with respect to 2,196,401 shares and shared dispositive power with respect to 46,573 shares. Information is based on Amendment No. 18 to Schedule 13G filed February 13, 2024.

(4)

These securities are held by State Street Corporation and various of its affiliates. State Street Corporation reported that is has shared voting power with respect to 675,971 shares and shared dispositive power with respect to 838,629 shares. Information is based on Amendment No. 2 to Schedule 13G filed January 29, 2024.

(5)

Includes restricted shares awarded during 2022 and 2023 which are scheduled to vest during 2024 and 2025, respectively. These shares are subject to forfeiture and vesting pursuant to the terms and conditions set forth in the applicable restricted stock agreements.

(6)	Includes 42,000 shares beneficially owned by the Alan B. Miller Family Foundation. Mr. Miller disclaims beneficial ownership of these securities.
(7)	Less than 1% of the outstanding shares.

UHT 2024 Proxy Statement	7

Security Ownership of Certain Beneficial Owners and Management

Equity Compensation Plan Information

The table below provides information, as of December 31, 2023, concerning securities authorized for issuance under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding column(c))

Equity compensation plans approved by security holders	—	—	15,627

Equity compensation plans not approved by security holders	—	—	—

TOTAL	—	—	15,627

8	UHT 2024 Proxy Statement

PROPOSAL NO. 1

Election of Two Trustees

We were organized under the laws of the State of Maryland as a real estate investment trust on August 6, 1986. Pursuant to our Declaration of Trust, the Trustees have been divided into three classes, with staggered terms. The terms of the Trustees in Class II expire at this meeting, the terms of the Trustees in Class III will expire at the 2025 Annual Meeting and the terms of the Trustees in Class I will expire at the 2026 Annual Meeting. At each Annual Meeting, Trustees are elected for a term of three years to succeed those in the class whose term is expiring at such Annual Meeting.

The persons listed below include our Board of Trustees and nominees. The terms of the current Class II Trustees, Mr. Marc D. Miller and Ms. Gayle L. Capozzalo, expire at the 2024 Annual Meeting. The nominees for the Class II Trustees are Marc D. Miller and Gayle L. Capozzalo. They have been nominated to be elected for a three-year term that expires at the 2027 Annual Meeting. The Trustees have no reason to believe that the nominees will be unavailable for election; however, if a nominee becomes unavailable for any reason, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Trustees to replace the nominee. The nominees have consented to be named and have indicated their intent to serve if elected.

Pursuant to our Declaration of Trust, a majority of our Trustees must be “Independent Trustees” with each class of Trustees containing at least one Independent Trustee. The Declaration of Trust defines an “Independent Trustee” as a Trustee who is not an affiliate of UHS, the parent company of our Advisor, and does not perform any services for us, except as Trustee. The vote of a majority of all the votes cast at a meeting at which a quorum is present is necessary for the election of the Class II Trustees. A majority of the votes cast means that the number of shares voted “for” a Trustee’s election exceeds the number of shares “against” that Trustee. A nominee currently serving as a Trustee not receiving a majority of the votes cast will tender his or her resignation, promptly following certification of the shareholder vote, for consideration by the Nominating & Governance Committee.

The Board of Trustees believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Trustees to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has two female members, one member of an underrepresented minority group and has refreshed the Board by replacing 60% of the Independent Trustees of the Board within the last six years.

UHT 2024 Proxy Statement	9

Election of Two Trustees

The following information is furnished with respect to the nominees for election as a Trustee and each member of the Board of Trustees whose term of office will continue after the meeting.

Nominees Terms Expiring In 2024

Marc D. Miller

Age: 53 Director Since: 2008 Class of Trustee: II

Business Experience

Mr. Marc D. Miller was appointed Chief Executive Officer of UHS in January, 2021 and continues to serve as President. Prior thereto, he served in various other capacities related to UHS’s acute care division since 2000. Mr. Marc D. Miller was elected to the UHS Board of Directors in May, 2006. He serves as a member of the Board of Directors of Premier, Inc. He is the son of Alan B. Miller, our Chairman of the Board, Chief Executive Officer and President; and Executive Chairman of the Board of Directors of UHS.

Gayle L. Capozzalo*

Age: 75 Director Since: 2018 Class of Trustee: II Committee Membership: • Compensation (Chair) • Nominating & Governance • Audit

Business Experience

Ms. Capozzalo is the founder and leader of The Equity Collaborative, a not for profit collaborative of large healthcare systems and is in the leadership of the International Women’s Healthcare Federation, an initiative of the International Hospital Federation. Ms. Capozzalo formerly served as Executive Vice President and Chief Strategy Officer of Yale New Haven Health from 1997 to 2018. Prior thereto, she served as Senior Vice President, Organizational Development at Sisters of Charity of the Incarnate Word Health Care System.

10	UHT 2024 Proxy Statement

Election of Two Trustees

Trustees Whose Terms Expire In 2025

Michael Allan Domb*

Age: 69 Director Since: 2017 Class of Trustee: III Committee Membership: • Compensation

Business Experience

Mr. Domb is the owner of Allan Domb Real Estate, a multi-faceted real estate firm focused on building neighborhoods and creating lifestyle in Center City Philadelphia, through the brokerage, development, investment and management of residential and commercial condominiums, multifamily and office buildings, mixed-use real estate, and restaurants. In 2015, Mr. Domb was elected to serve as a Councilmember At-Large for the City of Philadelphia and served in that role until August, 2022 when he resigned to run for Mayor of Philadelphia.

James P. Morey*

Age: 56 Director Since: 2018 Class of Trustee: III Committee Membership: • Compensation • Audit

Business Experience

Mr. Morey has served as the Executive Vice President, Chief Marketing and Brand Officer for Wawa, Inc. since January, 2017. Prior thereto, he held various roles at Wawa, including Chief Operations Officer, responsible for all of Store Operations, Real Estate and Supply Chain, as well as serving as Chief Financial Officer. Prior to joining Wawa, Mr. Morey was Group Vice President of Financial Strategy, Planning, Tax and Treasury for Bloomin’ Brands, and prior thereto held various financial and operational roles with McDonald’s Corporation.

UHT 2024 Proxy Statement	11

Election of Two Trustees

Rebecca A. Guzman*

Age: 39 Director Since: 2022 Class of Trustee: III Committee Membership: • Nominating & Governance

Business Experience

Ms. Guzman, a Juris Doctor, has been a Partner at Duane Morris LLP since 2022 and currently serves as a vice chair of the Mergers & Acquisition division. Prior to being named Partner, she served as Special Counsel and as an Associate for Duane Morris LLP. Previously, she served as an Associate at Skadden, Arps, Slate, Meagher and Flom LLP from 2016 to 2021. Ms. Guzman is currently a board member of the Delaware Bar Foundation and was a Fulbright Scholar in Jakarta, Indonesia.

Trustees Whose Terms Expire In 2025

Alan B. Miller

Age: 86 Director Since: 1986 Class of Trustee: I

Business Experience

Mr. Alan B. Miller has served as our Chairman of the Board of Trustees and Chief Executive Officer since 1986 and our President since February, 2003. Mr. Alan B. Miller, who had previously served as the Chairman of the Board of Directors and Chief Executive Officer of UHS since its inception in 1978, was appointed Executive Chairman of the Board of Directors of UHS effective January 1, 2021. He is the Father of Marc D. Miller, a member of our Board of Trustees and Chief Executive Officer, President, and member of the Board of Directors of UHS.

12	UHT 2024 Proxy Statement

Election of Two Trustees

Robert F. McCadden*

Lead Independent Trustee Age: 66 Director Since: 2013 Class of Trustee: I Committee Membership: • Nominating & Governance (Chair) • Audit (Chair)

Business Experience

Mr. McCadden currently serves as the Chief Financial Officer for Town Square Real Estate Management LLC, a private property management and investment firm. Since May, 2022 Mr. McCadden has provided real estate strategic consulting services as a founding principal of Associated Real Estate Consultants, LLC. Mr. McCadden formerly served as Executive Vice President and Chief Financial Officer of Pennsylvania Real Estate Investment Trust from 2004 to 2019. Prior thereto, he served as audit partner of KPMG LLP.

*	Independent Trustee

✓	PROPOSAL NO. 1

The Board of Trustees recommends a vote “FOR” the election of the nominees as trustees. Any nominee currently serving as a trustee in an election who receives a greater number of votes “against” his or her election than votes “for” such election shall tender his or her resignation for consideration by the Nominating & Governance Committee. For purposes of the vote on Proposal No. 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

UHT 2024 Proxy Statement	13

PROPOSAL NO. 2

Advisory Vote on Named Executive Officer Compensation

Pursuant to Section 14A of the Exchange Act and rules of the Securities and Exchange Commission, we are asking you to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers (“NEO”) as disclosed in the Compensation Discussion and Analysis below, the compensation tables below, and any related narrative discussion contained in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation paid to our named executive officers.

As a result of shareholder feedback received in previous years, we made several significant changes to our disclosures, as provided in this Proxy Statement, in Executive Compensation Discussion and Analysis under the caption Disclosures regarding Advisory Fee, Elements of Compensation to our Named Executive Officers (“NEOs”) from our Advisor (UHS subsidiary) and Stock-Based Compensation from UHT, and Comparison of our Advisory Fee and Other General and Administrative Expenses to Selected Healthcare REIT Peer Group. These enhanced disclosures were designed to improve disclosure of the Advisory Fee calculation and enhance transparency of the executive compensation program of our Advisor (UHS).

These enhanced disclosures increased our shareholders’ support for our Say on Pay vote to 93% during the 2022 and 2021 fiscal years and 92% during the 2020 fiscal year (as tabulated at the June, 2023, June, 2022 and June, 2021 annual meetings, respectively).

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking the shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Trust’s shareholders approve, on an advisory basis, the compensation paid to the Trust’s named executive officers, as disclosed in the Trust’s proxy statement for the 2024 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement.”

Vote Required

The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of the advisory vote on named executive officer compensation. For purposes of the vote on Proposal No. 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The “say-on-pay” vote is advisory and will not be binding upon the Trust, the Board of Trustees or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future named executive officer compensation arrangements.

✓	PROPOSAL NO. 2

The Board of Trustees unanimously recommends a vote “FOR” approval of the compensation paid to the trust’s named executive officers, as disclosed pursuant to Item 402 of regulation S-K, including the Compensation Discussion and Analysis, Compensation Tables and Narrative Discussion contained in this proxy statement.

14	UHT 2024 Proxy Statement

PROPOSAL NO. 3

Approval of an Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan

On March 6, 2024, our Board of Trustees adopted an amendment to our Amended and Restated 2007 Restricted Stock Plan (the “Plan”), subject to the approval of our shareholders at the Annual Meeting. The amendment, if approved, would increase the number of shares that may be issued under the Plan by 100,000 shares (to 275,000 shares from 175,000 shares) and extend the term of the plan to June 5, 2034. We are not seeking shareholder approval of any other changes to the Plan. The full text of the Plan and the proposed amendment is attached hereto as Annex A.

Our executive compensation program has consisted almost exclusively of the periodic granting of restricted stock awards pursuant to the Plan. We are currently authorized to issue up to 175,000 shares of our beneficial interests under the Plan. As of April 8, 2024, 159,373 (net of cancellations) of those 175,000 shares have been issued, of which 32,168 restricted shares are currently issued but not yet vested. The average annual number of restricted shares granted under the Plan since its inception in 2007 is approximately 9,375, net of cancellations. Our Board of Trustees believes that the addition of 100,000 shares to the Plan’s share reserve will be sufficient to cover restricted share awards for approximately six more years, based upon the grant levels during the past three years.

The following table includes information regarding outstanding equity awards under the Plan and shares available for future awards under the Plan as of April 8, 2024 (and without giving effect to the amendment to the Plan under this Proposal No. 3):

Total shares underlying outstanding options and warrants	0
Weighted average exercise price of outstanding options and warrants	N/A
Weighted average remaining contractual life of outstanding options and warrants	N/A
Total shares subject to outstanding, unvested full-value awards	32,168
Total shares currently available for option grants	N/A
Total shares currently available for full-value award grants	15,627

The following table sets forth information regarding historical awards granted for the 2021-2023 period and the corresponding burn rate, which is defined as the number of shares subject to time-based restricted stock granted each year divided by the weighted-average number of shares of common stock outstanding for that year.

Year	Time-Based Restricted Stock Granted (in thousands)(1.)	Weighted Average Common Shares Outstanding (in thousands)(2.)	Burn Rate (Time-Based Restricted Stock)
2023	17	13,814	0.12%
2022	15	13,795	0.11%
2021	11	13,779	0.08%
3-Year Average			0.10%

(1)	Reflects total number of restricted shares subject to equity awards granted during the fiscal year and does not exclude any cancelled or forfeited awards.
(2)	Reflects the weighted average shares outstanding used in computing diluted earnings per share.

If the proposed amendment to the Plan is not approved, the number of remaining available shares would be insufficient to cover an appropriate level of awards for the 2024 award year, we will lose what has been an effective means of providing executive compensation and we will be forced to completely revise our compensation program. The Board of Trustees believes this would present serious challenges to our ability to attract and retain directors and other key personnel and, if not addressed in other ways, would be detrimental to our business and the interests of our shareholders.

UHT 2024 Proxy Statement	15

Approval of an Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan

Key Features of the Plan

The Plan includes the following key features that are designed to serve our shareholders’ interests, including the following:

No Evergreen Share Increases. There is no annual increase in the number of shares available for issuance under the Plan.

No Liberal Share Recycling. The Plan does not allow the reuse of shares withheld or delivered to satisfy tax obligations.

Minimum Vesting Requirement. A one-year minimum vesting requirement.

Clawback. All awards will be subject to any incentive compensation claw back policies that may be adopted by the Trust.

Description of the Plan

The following summary describes the principal features of the Plan, as proposed to be amended, and is qualified in its entirety by reference to the full text of the Plan and the proposed amendment, copies of which are attached hereto as Annex A.

Term. If this proposal is approved, the Plan will expire on June 5, 2034.

Administration. The Plan is administered primarily by the Compensation Committee of our Board of Trustees, provided that, the full Board of Trustees has sole responsibility and authority for matters relating to the grant and administration of awards to any member of the Board of Trustees who is not one of our officers or employees. Notwithstanding the foregoing, the full Board of Trustees may perform any function of the Compensation Committee under the Plan.

Eligibility. Currently, our named executive and other officers (6 individuals) and our Trustees (6 individuals) are considered eligible under the Plan.

Amendment and Termination. The Board of Trustees may amend or terminate the Plan at any time, subject to shareholder approval of any such amendment if so required under applicable law or exchange requirements; provided, however, that no such action will adversely affect any right or obligation with respect to any existing award without the participant’s consent.

Authorized Shares; Limitations on Awards. If this proposal is approved, the Plan will authorize us to issue up to 275,000 shares of our beneficial interest. Of that number, 84,715 net shares have already been issued and vested, and awards for another 21,560 restricted shares are currently issued but not yet vested. Assuming the outstanding awards become vested, a total of 106,275 net shares will have been issued under the Plan. That would leave us with 68,725 shares for future issuance under the Plan. Shares covered by awards that are canceled or forfeited may be reissued and will not be taken into account for purposes of reducing the number of shares that remain available for issuance under the Plan. The total number of shares that may be covered by awards made to any individual in any calendar year may not exceed 12,500 plus the individual’s unused annual share limit as of the close of the preceding calendar year. The number of shares that may be issued under the Plan and the annual individual limitation are subject to equitable adjustment in the event of a share split, share dividend or other capital change.

Type of Awards. Awards made under the Plan will take the form of restricted shares. Under a restricted share award, shares of beneficial interest are issued in the name of the participant subject to specified transfer restrictions and vesting conditions.

Dividend and Voting Rights. Under the Plan, unless the Compensation Committee determined otherwise, if we paid cash dividends to our shareholders, then, on the dividend payment date, we also make a cash payment to participants with respect to their restricted shares. However, the Compensation Committee previously determined that commencing with awards granted in 2020, dividends on unvested restricted stock will not be paid to participants currently, but rather, will be deferred and accumulated prior to vesting and paid in the aggregate on the vesting date, on shares that ultimately vest. Dividend payments will be subject to withholding taxes, if applicable. The holders of restricted shares will be entitled to vote the shares.

Vesting; Performance-Based Awards. Vesting of restricted shares issued under the Plan will be based upon such continuing service, performance and/or other conditions as the Compensation Committee shall determine. Under the Plan, all awards must have a vesting period of at least one year. The Compensation Committee may grant performance-based awards. Performance goals for such performance-based awards may be based on one or more of the following criteria: comparison of UHT’s average total shareholder return for a stipulated period to the comparable average total shareholder return for both our peer group and the NAREIT Index; earnings per share, share price or total shareholder return, pre-tax profits, net earnings, return on equity or assets, revenues, operating income before depreciation, amortization and non-cash compensation expense, funds from operations per share, and/or market share or market penetration.

16	UHT 2024 Proxy Statement

Approval of an Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan

Nontransferability. Restricted shares may not be transferred other than to us or our designee in accordance with the terms of the Plan, and any attempt to do so will be null and void and, unless the Compensation Committee determines otherwise, will result in the immediate forfeiture of the award.

Recoupment. Each award is subject to any incentive compensation claw back policies that may be adopted by us (whether or not adopted prior to the date of such award) as in effect at any time and from time to time, and, as applicable, to the claw back requirements of Section 954 of the Dodd-Frank Act.

United States Income Tax Consequences

Set forth below are certain United States income tax consequences associated with awards made under the Plan.

In general, unless an early income election is made under Section 83(b) of the U.S. Internal Revenue Code (the “Code”) (as described below), a participant will realize ordinary income at the time restricted shares become vested equal to the then fair market value of the shares less the amount, if any, paid by the participant for the shares, and we will be entitled to a corresponding deduction, subject to the deduction limitations of Section 162(m) of the Code. The participant’s tax basis for the vested shares would equal the amount paid by the participant, if any, plus the amount of ordinary income realized on the vesting date. The participant’s holding period for tax purposes would begin on the vesting date. Any gain or loss on a subsequent sale of the shares would be capital gain or loss.

If a participant makes a timely early income election under Section 83(b) of the Code, then the participant would realize ordinary income on the date the restricted shares are issued in an amount equal to the fair market value of the shares on that date less the amount, if any, paid by the participant for the shares, and our corresponding deduction would be limited to that amount, subject to the deduction limitations of Section 162(m) of the Code. The participant’s tax basis in the shares would be equal to the fair market value of the shares on the date the shares are issued, and the participant’s holding period for the shares would begin on the date the shares are issued. Gain or loss on a sale of the shares (assuming they become vested) would be capital gain or loss. If the shares are forfeited, the participant will not be entitled to a deduction notwithstanding the fact that tax will have been paid by reason of the early income election.

Dividends will not be includible in a participant’s income until paid to the participant. We will be entitled to a corresponding deduction at the same time, subject to the deduction limitations of Section 162(m) of the Code.

The designation of an award of restricted stock as a performance award will no longer change the tax deduction treatment described above. In the past, such a designation had generally been intended to enable an award to a covered executive officer to qualify as performance-based compensation not subject to the $1 million limitation on deductible compensation under Section 162(m) of the Code. However, the Tax Cuts and Jobs Act of 2017 eliminated the exception to the $1 million deduction limit for performance-based compensation paid to covered executive officers for tax years beginning after December 31, 2017, subject to limited transition relief for compensation paid pursuant to a contract in effect as of November 2, 2017 that is not materially modified on or after such date.

New Plan Benefits

Because future awards under the Plan will be made on a discretionary basis, the terms and size of awards that will be made under the Plan are not determinable at this time.

Vote Required

The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of the amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan. For purposes of the vote on Proposal No. 3, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

✓	PROPOSAL NO. 3
The Board recommends that shareholders vote “FOR” the approval of an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan.

UHT 2024 Proxy Statement	17

PROPOSAL NO. 4

Ratification of the Selection of Independent Registered Public Accountants

The Audit Committee of the Board has selected, and as a matter of good corporate governance, is requesting the ratification by the shareholders of the selection of KPMG LLP to serve as our independent registered public accountants for the year ending December 31, 2024. KPMG LLP has served as our independent registered public accountants since 2002. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of KPMG LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Trust and its shareholders.

KPMG LLP representatives will attend the Annual Meeting and respond to questions where appropriate. Such representatives may make a statement at the Annual Meeting should they so desire.

Shareholder Approval

We are submitting the selection of the independent registered public accountants for shareholder ratification as a matter of good corporate governance. Ratification of the selection of the independent registered public accountants by the shareholders requires that the votes cast in favor of ratification exceed the votes cast opposing ratification. If a favorable vote is not obtained, the Audit Committee may reconsider the selection of KPMG LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Trust and its shareholders. Unless marked to the contrary, proxies will be voted FOR the ratification of the selection of KPMG LLP as our independent registered public accountants.

✓	PROPOSAL NO. 4
The Board recommends that shareholders vote “FOR” the ratification of the selection of KPMG LLP as our Independent Registered Public Accountants for the fiscal year ending December 31, 2024.

18	UHT 2024 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

Our Executive Officers

Alan B. Miller—Chairman of the Board, Chief Executive Officer and President. Mr. Miller has served as Chairman of the Board and our Chief Executive Officer since our inception in 1986 and was appointed President in February, 2003. Effective January 1, 2021, Mr. Miller was appointed Executive Chairman of the Board of Directors of UHS. He had previously served as Chairman of the Board and Chief Executive Officer of UHS since its inception in 1978 through December 31, 2020.

Charles F. Boyle—Senior Vice President and Chief Financial Officer. Mr. Boyle has served as our Vice President and Chief Financial Officer since 2003 and had previously served as our Controller since 1991. Mr. Boyle has held various positions at UHS since 1983. He was appointed Senior Vice President of UHS in 2017 and continues to serve as its Controller. He had served as Vice President and Controller of UHS since 2003 and as its Assistant Vice President-Corporate Accounting since 1994.

Cheryl K. Ramagano—Senior Vice President-Operations, Treasurer and Secretary. Ms. Ramagano has served as our Vice President and Treasurer since 1992 and was appointed Secretary of the Trust in 2003. Ms. Ramagano has held various positions at UHS since 1983. She was appointed Senior Vice President of UHS in 2017 and continues to serve as its Treasurer. She had served as Vice President and Treasurer of UHS since 2003 and as its Assistant Treasurer since 1994.

Karla J. Peterson—Vice President, Acquisitions and Development. Ms. Peterson has served as our Vice President of Acquisitions and Development since August, 2022. Ms. Peterson formerly served as Managing Director of Acquisitions and Asset Management at White Oak Healthcare MOB REIT, LLC from 2020 to 2022. Prior thereto, she served as Executive Vice President of A10 Capital from 2017 to 2020.

Disclosures regarding the Advisory Fee, Elements of Compensation to our Named Executive Officers (“NEOs”) from our Advisor (UHS subsidiary) and Stock-Based Compensation from UHT, and Comparison of our Advisory Fee and Other General and Administrative Expenses to Selected Healthcare REIT Peer Group

As a result of shareholder feedback received in previous years, our Proxy Statements have included enhanced disclosures regarding the Advisory Fee, elements of compensation to our NEOs from our Advisor and stock-based compensation from UHT, and comparison of our Advisory Fee and other general and administrative expenses to selected healthcare REIT peer group.

UHT 2024 Proxy Statement	19

Executive Compensation

Advisory Fee Calculation

Advisory Agreement between UHS of Delaware and UHT Entered into in 1986
Advisory Fee Computed at 0.70% of UHT’s Average Invested Real Estate Assets, as derived from our consolidated balance sheets

“Average Invested Real Estate Assets” for Advisory Fee calculation purposes excludes certain items from our consolidated balance sheet such as, among other things, accumulated depreciation, cash and cash equivalents, base and bonus rent receivables, deferred charges, and other assets.

Allocation of Advisory Fee + UHT Stock-Based Compensation Expense

20	UHT 2024 Proxy Statement

Executive Compensation

Elements of Compensation from our Advisor (UHS subsidiary) and UHT stock-based compensation to our NEOs

UHS of Delaware, Inc. (the “Advisor”), a wholly-owned subsidiary of UHS, serves as Advisor to us under an advisory agreement dated December 24, 1986, and as amended and restated as of January 1, 2019 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Advisor, among other things, provides administrative services to us and to conduct our day-to-day affairs. Our officers are all employees of the Advisor and although as of December 31, 2023 we had no salaried employees, our officers do typically receive annual stock-based compensation awards directly from UHT (as discussed below) in the form of performance based restricted stock. In special circumstances, if warranted and deemed appropriate by the Compensation Committee of our Board of Trustees, our officers may also receive special compensation awards in the form of restricted stock and/or cash bonuses. There were no special compensation awards made in 2023, 2022 or 2021.

In return for the above-mentioned services, we pay an Advisory Fee to the Advisor. While each of our NEOs dedicates a significant portion of their time and effort to rendering services on our behalf, the Advisory Fee ($5.3 million for 2023) represents an extremely small portion of UHS’s pre-tax income (approximately 0.6% for 2023). The aggregate compensation our NEOs earned from UHS during 2023 exceeded our Advisory Fee. As a result, our Advisor (UHS) does not directly attribute any portion of the compensation expense it incurs for our NEOs, to services provided by those individuals on our behalf.

Estimated salary and cash incentive bonus allocation assumptions:

Since, pursuant to the terms of the Advisory Agreement, the Advisory Fee is derived from our consolidated balance sheet, the nature of amount of the various underlying operating expenses incurred by the Advisor, including compensation paid to our named executive officers, is not determinable and not related to the amount of the Advisory Fee. However, for illustrative purposes only, based upon a calculation that includes certain assumptions and estimates related to the portion of time spent by each of our named executive officers while directly providing services on our behalf, as well as certain other estimation assumptions, we estimate that an aggregate of $1,191,000 of our Advisory Fee for 2023 could be allocated to salaries and cash incentive bonus expense incurred by the Advisor in connection with those individuals as follows:

•

We estimate that $822,000 of our Advisory Fee for 2023 could be attributed to salaries expense incurred by the Advisor in connection with our named executive officers. This estimate can vary substantially from year-to-year based upon the relative level of our acquisitions, divestitures and other business activities. The estimate is based upon a portion of the fixed salaries paid by the Advisor to of our named executive officers for services provided on our behalf.

•

In addition, we estimate that approximately $369,000 of our Advisory Fee for 2023 could be attributed to cash incentive bonus expense incurred by the Advisor in connection with our named executive officers. The cash bonus estimation methodology is discussed below.

Variable/incentive stock-based compensation assumptions:

The estimates above do not include any portion of variable/incentive stock-based compensation awarded by the Advisor to these individuals since, as discussed below, those awards made by the Advisor to each individual are entirely measured and based upon stock performance metrics related only to UHS. Therefore, no portion of the variable/incentive stock-based compensation awarded by the Advisor to our named executive officers is attributable to services provided by those individuals on our behalf. Rather, the stock-based incentive compensation awarded to these individuals for their services rendered on behalf of UHT occurs in the form of performance based restricted stock grants awarded directly from UHT, as discussed below, which had a grant date value of $540,842 for 2023.

Enhanced disclosure on elements of compensation from our Advisor to our NEOs

As a result of suggestions received from our shareholders, we are providing the information below as an additional means for our shareholders to fully evaluate the Advisor’s executive compensation program for the purpose of making an informed decision related to the Say on Pay vote.

The Advisor has provided the information below in connection with the compensation expense it incurred for our NEOs for 2023. During the year, each of our four NEOs received, from our Advisor, a base salary, cash incentive bonus, incentive stock-based compensation awards, pension benefits and other compensation (if applicable). The aggregate compensation earned by our NEOs from the Advisor during 2023 is for informational purposes only and not at all reflective of, or based upon, amounts due from us to the Advisor. Pursuant to the terms of the Advisory Agreement, we are not liable for any additional amounts due to the Advisor for 2023, regardless of the compensation paid to our NEOs by the Advisor. Since the Advisory Fee is derived from our

UHT 2024 Proxy Statement	21

Executive Compensation

consolidated balance sheet, the nature of amount of the various underlying operating expenses incurred by the Advisor, including compensation paid to our NEOs, does not impact the amount of the Advisory Fee.

Pay Element	Aggregate paid by UHS	Estimated Compensation Attributed to UHT	Calculation Assumptions Used

Salary	$2,291,000	$822,000	Estimated portion of time spent by each of our named executive officers while directly providing services on our behalf.

Cash Incentive Bonuses	$1,444,000	$369,000	See Note A. below.

Equity Awards (UHS)	$7,191,000	$—	Pursuant to Note B. below, these are grants made by UHS, not UHT.

Equity Awards (UHT)	N/A	$541,000	Pursuant to Note C. below, these awards are made directly by UHT and reflect the grant date value.

Other	$1,147,000	$—	These payments primarily relate to insurance premiums and UHS-related pension benefits that are not attributable to services provided on our behalf.

Total	$12,073,000	$1,732,000

Note A.

•

Since the cash incentive bonuses awarded by UHS to each of our NEOs are discretionary the estimated pro rata portion that, for illustrative purposes, can be attributable to UHT was based upon the estimated portion of their time spent rendering services on our behalf. Factors considered by UHS in determining the amount of cash incentive bonuses awarded to these individuals include, if applicable, UHS’ achievement of pre-established financial metrics and evaluation of individual performance during the year.

Note B.

•	The stock-based compensation awarded by our Advisor during 2023 to Mr. Alan B. Miller, who is also an NEO of UHS, consisted of the following:

¡	50% of the total award value was delivered in options to purchase shares of UHS’ Class B Common Stock, that vest ratably over a 4-year period, at a grant date market price of $117.65 per share, and;

¡

50% of the total award value was delivered in performance-based restricted stock units that will be earned based upon UHS’ achievement of a pre-established specified range of target levels based on the three-year growth in earnings before interest, taxes, depreciation, amortization, and impacts of other income/expense and net income attributable to noncontrolling interests.

•

The stock-based compensation awarded by our Advisor during 2023 to Mr. Boyle and Ms. Ramagano (Ms. Peterson was not eligible for a stock-based compensation award by our Advisor), neither of whom are NEOs of UHS, consisted of:

¡	75% of the total award value was delivered in options to purchase shares of UHS’ Class B Common Stock, that vest ratably over a 4-year period, at a grant date market price of $117.65 per share, and;

¡	25% of the total award value was delivered in restricted stock units of UHS that vest ratably over a 4-year period.

Note C.

•

Stock-Based Compensation from UHT: Since the chief element of our compensation program is the granting of long-term incentive awards, as discussed in greater detail below in 2023 Compensation, on June 7, 2023, we granted shares of restricted stock to each of our NEOs which had an aggregate grant date value of $540,842. These shares vest on the second anniversary of the date of grant. The restricted share grants awarded in June, 2023 were determined based upon performance metrics which compared UHT’s 3-year average total shareholder return for 2020 through 2022 to the 3-year average total shareholder return for our peer group and the average for the NAREIT Index.

During 2023, our Advisory Fee (approximately $5.3 million) and UHT stock-based compensation ($655,000) aggregated to approximately $6.0 million. Assuming that, for estimation and analyses purposes, approximately $1.7 million of the $6.0 million

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aggregate could be attributed to NEO compensation, the remainder (approximately $4.3 million) could be attributed to various other operating expenses incurred by the Advisor on our behalf including, but not limited to, salaries of other employees of the Advisor that routinely provide services on our behalf (22 individuals), benefits expense, lease and rental expense, salaries expense for additional employees of the Advisor that, from time-to-time, and as warranted, provide services on our behalf and all other general and administrative expenses.

Comparison of Our Advisory Fee and Other General and Administrative Expenses to Selected Healthcare REIT Peer Group

The Advisory Agreement with UHS is scheduled to expire on December 31st of each year. However, it is renewable by us on an annual basis, subject to a determination by the Independent Trustees that the Advisor’s performance has been satisfactory. As part of the annual review process, our Independent Trustees review the performance of our Advisor, as well as the performance of our NEOs. The annual review process also includes a review and benchmarking of our operating cost structure to that of a selected peer group of other healthcare REITs.

Data prepared by us on an annual basis calculates the percentages of our aggregate operating cost structure (“Operating Expenses”) consisting of our Advisory Fee and other general and administrative expenses (we have no salaries, wages and benefits expense), to our revenues, net assets and gross assets. Those percentages, calculated utilizing our financial data, are then compared to the percentages of the Operating Expenses of a selected peer group of other healthcare REITs consisting of their general and administrative expenses, including salaries, wages and benefits expense, to their respective revenues, net assets and gross assets.

Below is a table which reflects, for each period utilized in the analyses for 2023, 2022 and 2021, the aggregate of our Operating Expenses as percentages of our revenues, net assets and gross assets, as compared to comparable aggregate data for the selected healthcare REITs peer group.

Companies included in the selected healthcare REIT peer group were Healthpeak Properties, Inc., Healthcare Realty Trust Incorporated, LTC Properties, Inc., Medical Properties Trust, Inc., National Health Investors Inc., Omega Healthcare Investors, Inc., Diversified Healthcare Trust, Ventas, Inc. and Welltower, Inc.

	2023 Operating Expenses as Percentage of			2022 Operating Expenses as Percentage of			2021 Operating Expenses as Percentage of
	Revenues	Net Assets	Gross Assets	Revenues	Net Assets	Gross Assets	Revenues	Net Assets	Gross Assets
UHT	8.0%	1.4%	1.0%	7.7%	1.4%	1.0%	7.5%	1.4%	1.0%
Healthcare REIT peer group	8.1%	1.1%	0.9%	7.0%	1.0%	0.8%	6.7%	0.9%	0.7%

Based upon the information outlined above, our Independent Trustees believe that the aggregate of our Advisory Fee and other general and administrative expenses are reasonable in comparison to the average general and administrative cost structures of the selected healthcare REIT peer group.

Compensation Philosophy and Objectives:

Our compensation program is aligned with our philosophy by practices that are regulatory compliant, financially sound and provide long-term value to shareholders and generally include the following:

•	Review of peer group market data;

•	Performance discussion is included on incentive decisions;

•	Practices are reviewed annually by our outside consultants;

•	Do not provide values generally outside of current market practices, and;

•	Do not offer excessive perquisites to our executives.

In designing our stock-based compensation program for our named executive officers, we follow our belief that compensation should reflect the value created for shareholders while supporting our strategic business goals. Because of our management structure and advisory arrangement, historically, our compensation program has been basic. The Compensation Committee is guided by the following objectives:

•	Compensation should encourage increased shareholder value;

•	Compensation programs should support our short-term and long-term strategic business goals and objectives, and;

•	Compensation should motivate our executive officers and other personnel toward outstanding performance and reward them for contributions toward business goals.

UHT 2024 Proxy Statement	23

Executive Compensation

These objectives govern the decision-making process with respect to the amount and type of compensation payable to our named executive officers and other personnel. The Compensation Committee reviews our compensation programs annually to ensure that these objectives continue to be met.

Elements of Compensation:

Since we do not pay cash compensation in the form of annual base salaries to our NEOs, and typically do not pay cash bonuses, the chief element of our compensation program is the annual granting of long-term incentive awards. In June of 2022, each NEO began receiving their stock awards as fixed dollar awards based on review of peer market data rather than historical number of shares compared as reasonable to the established peer group. Fixed dollar amounts based on peer market data are the prevalent practice when awarding long-term incentives.

The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and shareholder value. Long-term incentive awards are granted to motivate and encourage excellent service and to reward our named executive officers for their respective contributions. Long-term incentive compensation is based, in part, on our performance and the value received by shareholders. As we improve our performance, resulting in increased value to shareholders, our executives and other personnel are rewarded commensurately.

Compensation Setting Process:

Each year, the human resources personnel of our Advisor reviews general financial and compensation related information for companies identified as our peers. Such information includes a summary of revenues, assets, market capitalization and dividend yield. In addition, the stock-based compensation levels of our named executive officers are compared against those of comparable positions in other comparable companies. The compensation market data compiled by the human resources personnel of our Advisor is reviewed on an annual basis by our third-party consultant, Board Advisory, Inc., for accuracy and reasonableness.

In determining the amount of stock-based compensation awards granted to each of our named executive officers each year, the Compensation Committee considers our overall performance as compared to the peer group, our business activities conducted during the year, and an evaluation of each named executive officer’s individual performance. In addition, the Compensation Committee has traditionally relied upon the input and recommendations of our Chairman, President and Chief Executive Officer, Mr. Alan B. Miller, who reviews and advises the Compensation Committee with respect to our compensation programs, including the compensation arrangements for our named executive and other officers other than himself. The Compensation Committee believes that Mr. Miller’s role as Chief Executive Officer of the Trust since its inception in 1986 provides a valuable resource to them. Mr. Miller attends Compensation Committee meetings by invitation, however, he does not have the right to vote on matters addressed by the Compensation Committee and he does not participate in the discussions with respect to his own compensation. Compensation for Mr. Miller is determined by the Compensation Committee and typically guidance and advice is requested from the human resources department of our Advisor.

In March, 2020, the Board of Trustees adopted an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan (the “2007 Amended and Restated Plan”), which was approved by our shareholders in June, 2020. This stock plan was originally approved by our shareholders in June, 2007 and was subsequently amended and restated and approved by our shareholders in June, 2016. The 2007 Amended and Restated Plan is designed to implement our compensation objectives stated herein. The 2007 Amended and Restated Plan, is administered by the Compensation Committee, which has full authority in its discretion, from time to time, and at any time, to select those officers to whom awards will be granted, to determine the number of shares subject thereto, the times at which such awards shall be granted, the time at which the awards shall vest, and the terms and conditions of the agreements to be entered into by our officers and other personnel. Our Compensation Committee, in its sole discretion, requested guidance from a third-party compensation consulting firm with respect to the concepts and practices used for development of the original stock plan. The full Board of Trustees is responsible for administering incentive grants to our Independent Trustees. We do not have any plan to select grant dates for our named executive officers and trustees in coordination with the release of material non-public information.

The 2007 Amended and Restated Plan permits the granting of restricted shares of beneficial interest. The Compensation Committee believes restricted stock awards are more effective than stock options in achieving our compensation objectives, as restricted stock is subject to less market volatility and, depending on the total number of shares granted, is potentially less dilutive to our shares of beneficial interest. Recipients realize immediate value as restricted stock awards vest, with the value increasing as our stock performance increases. Commencing in 2020, quarterly dividends applicable to unvested restricted stock awards are deferred and accumulated until the restricted stock becomes vested. Dividends applicable to restricted stock awards made prior to 2020 were paid on a current basis. The Compensation Committee believes that periodic grants of long-term incentive awards to our named executive and other officers will serve to motivate and encourage excellent service and reward them for their respective contributions. Further,

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the Compensation Committee believes that this will enhance shareholder value and support our business goals because such long-term incentive compensation is based, in part, on our performance and the value received by shareholders.

The restricted stock grants issued to our named executive officers under the 2007 Amended and Restated Plan were performance-based awards. Minimum and maximum ranges of awards were developed for each named executive officer based upon our relative performance to peers, as measured by our three-year average total shareholder return (“TSR”), as compared to the average TSR for the peer group and the average TSR for the NAREIT index. Vesting of restricted shares had historically been based upon continuing service. The Compensation Committee has the option to condition the vesting of a restricted stock award on the achievement of specified performance goals. Performance goals, if applicable, may be based on business criteria such as earnings per share, share price, total shareholder return, pre-tax profits, net earnings, return on equity or assets, revenues and funds from operations per share. Performance goals may be applied to an individual, the Trust and/or any one or more of our properties or other operating unit(s) as the Compensation Committee may designate. While attainment of the performance targets remains substantially uncertain, the Compensation Committee will be responsible for determining whether and the extent to which the performance goals have been attained and the amount of compensation, if any, that is payable as a result. The Compensation Committee must certify in writing prior to payment of the compensation that the performance goals and any other material terms of the award were in fact satisfied.

With the approval of the Compensation Committee management engaged Board Advisory, Inc. for compensation-related consulting services, all of which related to the annual review and analysis of the accuracy and reasonableness of the compensation market data compiled by the human resources personnel of our Advisor. Board Advisory, Inc. received no compensation from us during 2023 for any non-Compensation Committee requested services. For 2023, the Compensation Committee analyzed whether the work of Board Advisory, Inc. raised any conflicts of interest, taking into consideration all relevant factors, and determined, based on its analysis of all relevant factors, that no conflicts of interest were present.

2023 Compensation:

On June 7, 2023, we granted shares of performance based restricted stock to each of our NEOs which had an aggregate grant date value of $540,842 for the entire group. Minimum and maximum award ranges were developed for each NEO based on UHT’s relative performance to peers. The June, 2023 awards were made at the minimum level for each NEO based upon UHT’s performance, as measured by UHT’s three-year average total shareholder return (“TSR”) for 2020 through 2022, as compared to the average TSR for the peer group and the average TSR for the NAREIT index. UHT’s TSR for the three-year period was -20.3% which was below the NAREIT index average of -5.2% and below the peer group average of 3.0%.

As discussed herein, the Compensation Committee believes that in the general absence of cash compensation, it is important to provide our named executive officers, including the Chief Executive Officer, an incentive to increase shareholder value by awarding equity-based compensation. For a description of the long-term incentive awards granted to our named executive officers during 2023, you should read the Summary Compensation Table and the Grants of Plan-Based Awards Table included in this Proxy Statement.

In determining the number of shares of restricted stock granted to our named executive officers during 2023, our Compensation Committee reviewed competitive incentive pay and TSR data of a selected peer group. Incentive pay data was prepared by the human resource personnel of our Advisor and reviewed for accuracy by our outside consultant. The data compared the compensation levels of our named executive officers against those of comparable positions in a selected peer group consisting of other advisor managed healthcare real estate investment trusts (“REITs”) in addition to peer companies of self-managed REITs with similar asset size and comparable dividend yield. TSR was reviewed for peer companies of similar REITs in addition to the average TSR for the National Association of Real Estate Investment Trusts (NAREIT Index).

The companies in the advisor peer group, which had no salaried employees since they are managed pursuant to advisory or management agreements, consisted of Service Properties Trust (formerly Hospitality Properties Trust) and Diversified Properties Trust (formerly Senior Housing Properties Trust). Companies included in the self-managed and comparable asset and dividend yield peer group were BRT Apartments Corp, Care Trust REIT, Community Healthcare Trust, First Real Estate Investment Trust of NJ, Four Corners Properties Trust, Getty Realty Corp., Gladstone Commercial Corp., Global Medical REIT, LTC Properties, Inc., One Liberty Properties, Inc., Sotherly (formerly MHI Hospitality), Stratus Properties, UMH Properties, Inc., and Wheeler REIT.

The Compensation Committee also considered Mr. Alan Miller’s recommendations and took into account each named executive officer’s position, responsibilities and contribution to our financial performance as well as his or her contribution to our growth and productivity. In addition, historical internal practices for stock awards were also reviewed and used as a basis for determining individual award amounts.

UHT 2024 Proxy Statement	25

Executive Compensation

The value of the equity grant awarded in June, 2023, to our Chief Executive Officer was below the 25th percentile for the CEO and above the 75th percentile for the CFO in the self-managed peer group. Results for this group are erratic in some years due to only having two companies in the data set. The value of the equity grants for all named executives were below the 25th percentile of the self-managed and comparable asset and dividend yield peer group.

The Compensation Committee believes that the compensation of our named executive officers during 2023 is reasonable in comparison to market rates based on the review of the compensation levels and TSR performance of the selected peer group.

We anticipate that the chief element of our compensation program will continue to be the periodic granting of long-term incentive awards issued pursuant to the terms of the 2007 Amended and Restated Plan. We do not intend to pay cash compensation in the form of an annual base salary to our named executive officers in 2024. The peer group and market data prepared by the human resource personnel of our Advisor during 2024 will be reviewed by our outside consultant for accuracy and reasonableness.

Rewards/Compensation Risk Analysis:

Since we typically pay no cash compensation and have historically had no incentive plans that are directly correlated to earnings, revenues or cash flows, we believe there were no excessive risks encouraged by the Trust’s stock-based compensation awards and that the awards do not produce compensation that have a material impact on the financial performance of the Trust.

Policy on Hedging Transactions:

The Trust has a policy that prohibits the Trust’s employees and the Trustees from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to Trust stock or debt.

Clawback Policy:

Effective October 2, 2023, we adopted a clawback policy to align with listing rules adopted by NYSE as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Trust to seek to recoup certain incentive-based compensation, whether cash or equity-based, from current or former officers and in the event that the Trust is required to prepare an accounting restatement due to the material noncompliance of the Trust with any financial reporting requirement under the securities laws.

Summary:

The foregoing discussion describes: (i) the compensation objectives and policies that were utilized with respect to our named executive officers and other personnel during 2023, and; (ii) our anticipated compensation program for 2024.

In the future, as the Compensation Committee continues to review each element of the executive compensation program with respect to our named executive officers and other personnel, the objectives of our executive compensation program, as well as the methods that the Compensation Committee utilizes to determine both the types and amounts of compensation to award to our named executive officers and other personnel, may change.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management; and based on the review and discussions, the Compensation Committee recommended to the Board of Trustees that the Compensation Discussion and Analysis be included in the Trust’s Proxy Statement.

COMPENSATION COMMITTEE
Gayle L. Capozzalo, Chairperson
Michael Allan Domb
James P. Morey

Compensation Committee Interlocks And Insider Participation

The Compensation Committee of the Board of Trustees is currently composed of Gayle L. Capozzalo, Michael Allan Domb and James P. Morey. Robert F. McCadden served as a member of the Compensation Committee of the Board of Trustees until March 8, 2023. All of the members of the Compensation Committee are Independent Trustees and no member of the Compensation Committee or any person who served as a member of the Compensation Committee during any part of 2023 has ever been one of our officers or employees, nor has had any relationship with us that requires disclosure.

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Summary Compensation Table

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our Chief Financial Officer and other executive officers, during the last three fiscal years. We have no other executive officers. We refer to these officers collectively as our named executive officers.

Name and principal position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option and Dividend Equivalent Right Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Alan B. Miller Chairman of the Board, Chief Executive Officer and President	2023	$—	$—	$223,590	$—	$—	$—	$23,948	$247,538
	2022	—	—	215,023	—	—	—	19,547	234,570
	2021	—	—	218,654	—	—	—	17,080	235,734

Charles F. Boyle Senior Vice President and Chief Financial Officer	2023	$—	$—	$130,023	$—	$—	$—	$13,921	$143,944
	2022	—	—	124,988	—	—	—	11,352	136,340
	2021	—	—	126,891	—	—	—	9,912	136,803

Cheryl K. Ramagano Senior Vice President-Operations, Treasurer and Secretary	2023	$—	$—	$130,023	$—	$—	$—	$13,921	$143,944
	2022	—	—	124,988	—	—	—	11,352	136,340
	2021	—	—	126,891	—	—	—	9,912	136,803

Karla J. Peterson Vice President, Acquisitions and Development	2023	$—	$—	$57,206	$—	$—	$—	$5,786	$62,992
	2022	—	—	55,023	—	—	—	1,599	56,622
	2021	—	—	—	—	—	—	—	—

(1)

Our officers are all employees of a wholly-owned subsidiary of UHS and do not receive salaries from us. We pay an annual advisory fee to UHS of Delaware, Inc. (the “Advisor”) pursuant to the Advisory Agreement, as amended, between the Advisor and us, whereby the Advisor manages our day-to-day affairs and provides certain other services to us. See additional information on our relationship with our Advisor included in this Proxy Statement.

(2)

For Messrs. Miller and Boyle and Ms. Ramagano, amounts represent grant date values ($48.48 per share for 2023, $52.56 per share for 2022 and $71.69 per share for 2021) for awards issued during June of each year. For Ms. Peterson, who was hired as Vice President, Acquisitions and Development in August, 2022, amounts in 2023 and 2022 represent grant date values ($48.48 per share for 2023 and $49.04 per share for 2022) for awards issued in June, 2023 and September, 2022. All awards were made pursuant to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan. Dividends declared by us are accrued and accumulated with respect to outstanding shares of restricted stock and will be/were paid in the aggregate on the vesting date on shares that ultimately vest. Awards are scheduled to vest on the second anniversary of the grant date.

(3)	Consists of dividends deferred and accumulated on unvested restricted stock issued during 2023, 2022 and 2021 which will be paid in the aggregate on the vesting date on shares that ultimately vest.

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Executive Compensation

Grants of Plan-Based Awards

The following table provides information regarding plan-based awards granted during fiscal year 2023 to our named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(1) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Stock Awards(2) ($)
Name	Approval /Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Alan B. Miller	6/7/2023	—	—	—	—	—	—	4,612	—	—	$48.48	$223,590
Charles F. Boyle	6/7/2023	—	—	—	—	—	—	2,682	—	—	$48.48	$130,023
Cheryl K. Ramagano	6/7/2023	—	—	—	—	—	—	2,682	—	—	$48.48	$130,023
Karla J. Peterson	6/7/2023	—	—	—	—	—	—	1,180	—	—	$48.48	$57,206

(1)

Performance-based restricted shares of beneficial interest issued to Messrs. Miller and Boyle and Mses. Ramagano and Peterson under our Amended and Restated 2007 Restricted Stock Plan. All restricted shares are scheduled to vest on the second anniversary date of the award. Dividends declared by us are accrued and accumulated with respect to outstanding shares of restricted stock and will be paid in the aggregate on the vesting date on shares that ultimately vest.

(2)	Represents the full grant date fair value for the restricted stock awards, as described in our Annual Report on Form 10-K for the year ended December 31, 2023.

Outstanding Equity Awards at December 31, 2023

The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2023.

	Option Awards(1)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Alan B. Miller	—	—	—	N/A	N/A	4,091	$176,936	—	$—
						4,612	$199,469	—	—
Charles F. Boyle	—	—	—	N/A	N/A	2,378	$102,849	—	—
						2,682	$115,997	—	—
Cheryl K. Ramagano	—	—	—	N/A	N/A	2,378	$102,849	—	—
						2,682	$115,997	—	—
Karla J. Peterson	—	—	—	N/A	N/A	1,122	$48,527	—	—
						1,180	$51,035

(1)	Stock option awards. There are no stock options or dividend equivalent rights outstanding at December 31, 2023.
(2)

Restricted Stock Awards. These restricted shares are scheduled to vest on the second anniversary of the date of the grant as follows: 4,091 shares in June, 2024 and 4,612 shares in June, 2025 for Mr. Miller; 2,378 shares in June, 2024 and 2,682 shares in June, 2025 for each of Mr. Boyle and Ms. Ramagano, 1,122 shares in September, 2024 and 1,180 shares in June, 2025 for Ms. Peterson. Dividends declared by us are accrued and accumulated with respect to outstanding shares of restricted stock and will be paid in the aggregate on the vesting date on shares that ultimately vest.

(3)	Based on closing sale price of shares of beneficial interest on the New York Stock Exchange on December 29, 2023 of $43.25 per share.

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Option Exercises and Stock Vested

The following table provides information about stock option exercises by, and the vesting of stock for, our named executive officers during fiscal year 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Alan B. Miller	N/A	N/A	3,050	$132,645
Charles F. Boyle	N/A	N/A	1,770	$76,977
Cheryl K. Ramagano	N/A	N/A	1,770	$76,977
Karla J. Peterson	N/A	N/A	N/A	N/A

Potential Payments Upon Termination or Change-In-Control

There are no potential payments committed to our named executive officers in connection with their termination or in the event of a change of control of the Trust. However, the Board of Trustees or Compensation Committee, in its sole discretion, may approve the immediate vesting of all shares of restricted stock.

UHT 2024 Proxy Statement	29

Pay Versus Performance
2023 Pay Versus Performance Table
The following section was prepared in accordance with Item 402(v) of the SEC’s Regulation
S-K.
The following table provides additional compensation information for the past four fiscal years for our Chief Executive Officer (“CEO”) and our non-CEO
Named Executive Officers (“Other NEOs”), as well as total shareholder return, net income and funds from operations (“FFO”) performance results for our fiscal years ending in 2023, 2022, 2021 and 2020:

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for non-CEO NEOs (1)	Average Compensation Actually Paid to non-CEO NEOs (1)(2)	Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)	Net Income (in thousands)	Funds From Operations (in thousands) (4)
2023	$247,538	$210,894	$116,960	$100,425	$45.06	$101.37	$15,400	$44,570
2022	$234,570	$159,037	$83,175	$47,355	$46.72	$84.92	$21,102	$48,843
2021	$235,734	$206,348	$122,118	$106,895	$55.06	$106.37	$109,166	$50,879
2020	$311,893	$(26,489)	$161,571	$(13,723)	$56.92	$87.67	$19,477	$46,230

(1)	Named executive officers included in the above compensation columns reflect the following:

Year	CEO	Non-CEO NEOs
2023	Alan B. Miller	Boyle, Ramagano, Peterson
2022	Alan B. Miller	Boyle, Ramagano, Fowler, Peterson
2021	Alan B. Miller	Boyle, Ramagano, Fowler
2020	Alan B. Miller	Boyle, Ramagano, Fowler

(2)
SEC rules require certain adjustment be made to the Summary Compensation Table (“SCT”) totals to determine “Compensation Actually Paid” (“CAP”) as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is calculated as the total compensation from the SCT, adjusted to include, among other things, the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). No adjustment is made for dividends or other earnings, since dividends are factored into the fair value of the award. No equity awards of the named executives were granted and vest in the same year for 2023, 2022, 2021 and 2020. The following details these adjustments:

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Unvested Prior Awards (ii)	Change in Value of Vested Awards (iii)	Change in Value of Awards that Failed to Meet Vesting Conditions (iv)	Total Equity CAP (c) = (i) + (ii) + (iii) + (iv)	CAP (d) = (a) - (b) +(c)
2023	CEO	$247,538	$223,590	$209,454	$(15,280)	$(7,228)	$—	$186,946	$210,894
2023	Non-CEO NEOs	$116,960	$105,751	$99,065	$(7,053)	$(2,797)	$—	$89,216	$100,425
2022	CEO	$234,570	$215,023	$203,998	$(33,565)	$(30,942)	$—	$139,490	$159,037
2022	Non-CEO NEOs	$83,175	$76,250	$73,077	$(11,390)	$(12,022)	$(9,236)	$40,429	$47,355
2021	CEO	$235,734	$218,654	$187,804	$(12,429)	$13,893	$—	$189,268	$206,348
2021	Non-CEO NEOs	$122,118	$113,270	$97,289	$(6,439)	$7,197	$—	$98,047	$106,895
2020	CEO	$311,893	$295,057	$202,352	$(159,744)	$(85,934)	$—	$(43,325)	$(26,489)
2020	Non-CEO NEOs	$161,571	$152,849	$104,825	$(82,753)	$(44,517)	$—	$(22,444)	$(13,723)

(3)
Total Shareholder Return (“TSR”) is determined based upon the value of an initial fixed investment of $100. The TSR peer group consists of the industry line peer group reflected in our 2023 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The companies in the peer group are as follows: Healthcare Realty Trust, Inc., Healthpeak Properties, Inc., LTC Properties, Inc., National Health Investors, Inc., Omega Healthcare Investors, Inc. and Welltower, Inc. Each year reflects the cumulative total return assuming $100 invested on December 31, 2019 in our common stock and in the our peer group, including subsequent reinvestment of dividends.

30	UHT 2024 Proxy Statement

Pay Versus Performance

(4)
Funds from operations (“FFO”) is a widely recognized measure of performance for Real Estate Investment Trusts (“REITs”). FFO is a
non-GAAP
financial measure which may be helpful to our investors as a measure of our operating performance. We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). Below is a reconciliation of our reported net income to FFO for 2023, 2022, 2021 and 2020 (in thousands):

	(in thousands)
	2023	2022	2021	2020
Net Income	$15,400	$21,102	$109,166	$19,447
Depreciation and amortization expense on consolidated investments	27,733	26,557	27,478	25,581
Depreciation and amortization expense on unconsolidated affiliates	1,205	1,184	1,549	1,202
Loss/(gain) on divestitures of real estate assets	232	—	(87,314)	—
Funds from operations	$44,570	$48,843	$50,879	$46,230
Measures that were most important to the last fiscal year
The following performance measures reflect our most important financial measures in effect for 2023, as further described and defined in the Compensation Discussion and Analysis:

•	Three-year average Total Shareholder Return for 2020 through 2022

•	Funds from operations

•	Adjusted net income
As described in our “Compensation Discussion and Analysis”, since we do not pay cash compensation in the form of annual base salaries to our CEO and NEOs, and typically do not pay cash bonuses, the chief element of our compensation program is the annual granting of long-term incentive awards. Minimum and maximum award ranges were developed for our CEO and each NEO based on UHT’s relative performance to peers. The June 7, 2023 awards were made at the minimum level for each NEO based upon UHT’s performance, as measured by UHT’s three-year average total shareholder return (“TSR”) for 2020 through 2022, as compared to the average TSR for the peer group and the average TSR for the NAREIT index. FFO is a non-GAAP
financial measure, however, it is a widely-recognized measure of performance for REITs and can be helpful to investors as a measure of our operating performance. Although FFO and adjusted net income are not directly used to develop the minimum and maximum ranges of awards, each measure is an indicator of our financial performance and are correlated to our TSR, and therefore, our three-year average TSR.

UHT 2024 Proxy Statement	31

Pay Versus Performance

Analysis of the Information Presented in the Pay Versus Performance Table
The following charts show the relationship between UHT’s cumulative four-year TSR and the of the industry line peer group reflected in our 2023 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K,
as well as the relationships between CAP and the required financial performance measures in the Pay Versus Performance table above—Company TSR, net income and the Company-selected measure of FFO.

32	UHT 2024 Proxy Statement

Pay Versus Performance

UHT 2024 Proxy Statement	33

Trustee Compensation

2023 Trustee Compensation Table

The following table sets forth a summary of the compensation we paid to our Trustees during fiscal year 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Gayle L. Capozzalo(3)	$38,500	$28,991	$—	$—	$—	$3,153	$70,644
Michael Allan Domb(3)	$30,500	$28,991	$—	$—	$—	$3,153	$62,644
Rebecca A. Guzman(3)	$30,410	$28,991	$—	$—	$—	$2,081	$61,482
Robert F. McCadden(3)	$44,340	$28,991	$—	$—	$—	$3,153	$76,484
Marc D. Miller(4)	$—	$28,991	$—	$—	$—	$3,153	$32,144
James P. Morey(3)	$36,750	$28,991	$—	$—	$—	$3,153	$68,894

(1)

Amounts represent grant date fair value for awards of 598 shares ($48.48 per share) of restricted stock made to each of Mses. Capozzalo and Guzman, and Messrs. Domb, McCadden, Marc Miller and Morey on June 7, 2023. All shares of restricted stock, which are scheduled to vest on the second anniversary of the grant date, were made pursuant to our 2007 Amended and Restated Restricted Stock Plan. Dividends declared by us with respect to these shares will be deferred and accumulated prior to vesting and paid in the aggregate on the vesting date, on the shares that ultimately vest.

(2)	Consists of dividends accrued on unvested restricted stock.
(3)	Independent Trustee.
(4)	Non-management, non-Independent Trustee.

In June of 2023, the Compensation Committee reviewed selected peer group data to assess the competitiveness of our Independent Trustee compensation. The data was prepared by the human resource personnel of our Advisor and reviewed for accuracy and reasonableness by our outside consultant, Board Advisory, Inc. The selected peer group included companies comparable to us based upon the following criteria: (i) total assets (selected companies with 2022 year-end total assets ranging from $179 million to $2.2 billion), and; (ii) scope of operations (selected companies with investments in commercial real estate). The selected peer group contained the following 14 companies: BRT Apartments, Care Trust REIT, Community Healthcare Trust, First Real Estate Investment Trust of NJ, Four Corners Properties Trust, Getty Realty Corp., Gladstone Commercial Corp., Global Medical REIT, LTC Properties, Inc., One Liberty Properties, Inc., Sotherly (formerly MHI Hospitality), Stratus Properties, UMH Properties, Inc. and Wheeler REIT.

Trustee Independence

The Board of Trustees has affirmatively determined that five of its seven current members (Gayle L. Capozzalo, Michael Allan Domb, Rebecca A. Guzman, Robert F. McCadden and James P. Morey) are “independent” under the applicable SEC rules and regulations and the NYSE listing standards. In determining independence, the Board of Trustees affirmatively determines each year whether Trustees have any material relationship with us. When assessing the materiality of a Trustee’s relationship with us, the Board of Trustees considers all relevant facts and circumstances, not merely from the Trustee’s standpoint, but also from the standpoint of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board of Trustees has concluded that no material relationship exists between us and any of our Independent Trustees other than each such person’s position as one of our Trustees.

During 2023:

Each Independent Trustee received an annual retainer of $30,000 for service on the Board of Trustees.

In addition, each Independent Trustee also received other fees as follows:

Gayle L. Capozzalo received: (i) a retainer of $1,750 for her services as the Compensation Committee Chairperson; (ii) a retainer of $6,250 for her services as a member of the Audit Committee; and (iii) a retainer of $500 for her services as a member of the Nominating and Governance Committee.

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Trustee Compensation

Michael Allan Domb received a retainer of $500 for his services as a member of the Compensation Committee.

Rebecca A. Guzman received a pro rata retainer of $410 for her services as a member of the Nominating and Governance Committee (Ms. Guzman was appointed to the Nominating and Governance Committee effective March 8, 2023).

Robert F. McCadden, Lead Trustee, received: (i) a retainer of $2,500 for his services as the Lead Trustee; (ii) a retainer of $10,000 for his services as Audit Committee Chairman; (iii) a retainer of $1,750 for his services as Nominating and Governance Chairman; and (iv) a pro rata retainer of $90 for his services as a member of the Compensation Committee (Mr. McCadden was no longer a member of the Compensation Committee effective March 8, 2023).

James P. Morey received: (i) a retainer of $6,250 for his services as a member of the Audit Committee; (ii) a pro rata retainer of $410 for his services as a member of the Compensation Committee (Mr. Morey was appointed to the Compensation Committee effective March 8, 2023), and; (iii) a pro rata retainer of $90 for his services as a member of the Nominating and Governance Committee (Mr. Morey was no longer a member of the Nominating and Governance Committee effective March 8, 2023).

Travel expenses incurred in connection with their duties as Trustees were reimbursed to the Trustees, if applicable.

Meetings of the Board of Trustees

Regular meetings of the Board of Trustees are generally held quarterly, while special meetings are called when necessary. Before each meeting, Trustees are furnished with an agenda and background materials relating to matters to be discussed. During 2023, there were four regular meetings of the Board of Trustees. All active Trustees participated in substantially all of the Board meetings and all of their applicable committee meetings of the Board of Trustees. All of our Trustees attended the 2023 Annual Meeting of Shareholders virtually, via a live audio webcast. All of the Trustees are expected to attend future Annual Meetings of Shareholders.

Our Governance Guidelines provide that the Board of Trustees shall hold, in accordance with a schedule determined by the Nominating & Governance Committee, executive sessions where non-management Trustees (i.e., Trustees who are not our officers, but who do not otherwise have to qualify as “Independent Trustees”) meet without management participation (except as otherwise specifically requested by the non-management Trustees). The Independent Trustees met without management participation four times during 2023, after each of the regular meetings of the Board of Trustees. Interested parties may communicate directly and confidentially with the Lead Trustee (Robert F. McCadden) or with the non-management Trustees of the Board of Trustees as a group by writing to that person at Universal Health Realty Income Trust, c/o Secretary, Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406.

Board Leadership Structure and Board of Trustees

Mr. Alan B. Miller serves as the Trust’s Chairman of the Board, Chief Executive Officer and President. Robert F. McCadden is the Lead Trustee. The Trust believes this structure allows all of the non-management Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Trust’s management. The Board has determined that this leadership structure is appropriate given the size and complexity of the Trust, the number of trustees overseeing the Trust and the Board’s oversight responsibilities.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Trust, in light of the Trust’s business and structure, are as follows:

Alan B. Miller: Has been a Trustee of the Trust since its inception in 1986. Mr. Alan B. Miller has been the Trust’s Chairman of the Board and Chief Executive Officer since 1986 and President since February, 2003. Effective January 1, 2021, Mr. Alan B. Miller was appointed Executive Chairman of the Board of Directors of UHS. Mr. Miller had previously served as Chairman of the Board and Chief Executive Officer of UHS since its inception in 1978. Prior thereto, he was President, Chairman of the Board and Chief Executive Officer of American Medicorp, Inc. As a result of his many years of experience, Mr. Alan B. Miller provides expertise on the healthcare and hospital management industries.

Gayle L. Capozzalo: Has been an Independent Trustee of the Trust since March, 2018. Ms. Capozzalo served as the Executive Vice President and Chief Strategy Officer of Yale New Haven Health from 1997 to 2018. Ms. Capozzalo is currently the founder and leader of The Equity Collaborative, a not for profit collaborative of large healthcare systems dedicated to reducing sexism and racism in healthcare and is in the leadership of the International Women’s Healthcare Federation, an

UHT 2024 Proxy Statement	35

Trustee Compensation

initiative of the International Hospital Federation. Previously, she served as Senior Vice President, Organizational Development at Sisters of Charity of the Incarnate Word Health Care System. Ms. Capozzalo gained more than 40 years of experience in strategy, organizational development and healthcare management, and has significant experience in growing and integrating successful healthcare systems. Until the company sold in 2023, she was the Senior Strategy Advisor to PhysicianOne Urgent Care, a private equity company. Ms. Capozzalo provides expertise on the management of hospitals and health systems.

Michael Allan Domb: Has been an Independent Trustee of the Trust since December, 2017. Mr. Domb is the owner of Allan Domb Real Estate, a multi-faceted real estate firm focused on building neighborhoods and creating lifestyle in Center City Philadelphia, through the brokerage, development, investment and management of residential and commercial condominiums, multifamily and office buildings, mixed-use real estate, and restaurants. From 2013 to 2015, Mr. Domb served as the President of the Greater Philadelphia Association of Realtors. In 2015, Mr. Domb was elected to serve the City of Philadelphia as a Council Member At-Large and served in that role until August 2022. Mr. Domb provides expertise on real estate matters and business investments.

Rebecca A. Guzman: Is a Juris Doctor and has been an Independent Trustee since November, 2022. Ms. Guzman has been a Partner at Duane Morris LLP since 2022 and currently serves as a vice chair of the Mergers & Acquisition division. Prior to being named Partner, she served as Special Counsel and as an Associate for Duane Morris LLP. Previously, she served as an Associate at Skadden, Arps, Slate, Meagher and Flom LLP from 2016 to 2021. Ms. Guzman is currently a board member of the Delaware Bar Foundation and was a Fulbright Scholar in Jakarta, Indonesia. Ms. Guzman provides expertise on general corporate matters, corporate governance and the structuring and negotiation of complex business transactions.

Robert F. McCadden: Serves as Lead Trustee and has been an Independent Trustee of the Trust since December, 2013. Since January, 2022 Mr. McCadden has been the Chief Financial Officer for Town Square Real Estate Management LLC, a private property management and investment firm. Since May, 2022 Mr. McCadden has provided real estate strategic consulting services as a founding principal of Associated Real Estate Consultants, LLC. He served as Executive Vice President and Chief Financial Officer of Pennsylvania Real Estate Investment Trust from 2004 to 2019. Previously, he served as audit partner of KPMG LLP from 2002 to 2004 and audit partner of Arthur Andersen LLP from 1993 to 2002. From 2011 to 2017, Mr. McCadden served as a member of the Board of Directors of Independence Realty Trust, Inc. Mr. McCadden provides accounting and financial expertise as well as public company REIT experience.

Marc D. Miller: Has been a Trustee of the Trust since 2008. He was appointed Chief Executive Officer and President of UHS in January, 2021. He had served as President of UHS since 2009, and has been a member of the UHS Board of Directors since 2006. Previously, he has served in various capacities related to UHS’s acute care division since 2000. Additionally, Mr. Marc D. Miller serves as a member of the Board of Directors of Premier, Inc., a healthcare performance improvement alliance which contracts with UHS pursuant to a group purchasing agreement. Mr. Marc D. Miller provides expertise on the healthcare and hospital management industries.

James P. Morey: Has been an Independent Trustee of the Trust since July, 2018. He has served as the Executive Vice President, Chief Marketing and Brand Officer for Wawa, Inc. since January, 2017. Prior thereto, he held various roles at Wawa, including Chief Operations Officer, responsible for all of store operations, real estate and supply chain, as well as serving as Chief Financial Officer. Prior to joining Wawa, Mr. Morey was Group Vice President of Financial Strategy, Planning, Tax and Treasury for Bloomin’ Brands, and prior thereto he held various financial and operational roles with McDonald’s Corporation. Mr. Morey provides accounting and financial expertise.

The Board holds four regular meetings each year to consider and address matters involving the Trust. The Board also may hold special meetings to address matters arising between regular meetings. These meetings may take place in person or by telephone. The Independent Trustees also regularly meet in executive sessions outside the presence of management. The Board has access to legal counsel for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board has established a Compensation Committee, an Audit Committee and a Nominating & Governance Committee to assist the Board in performing its oversight responsibilities.

The Nominating & Governance Committee annually oversees a self-evaluation of the current Board members and those committees as the Board shall specify from time to time and reports to the Board with respect to whether the Board and its committees are functioning effectively. The full Board discusses each evaluation report to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof.

36	UHT 2024 Proxy Statement

Trustee Compensation

The Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Trust’s business affairs directly and through the committee structure that it has established. The principal risks associated with the Trust are risks related to a worsening of the economic and employment conditions in the United States; indirect dependence on payments from the government and other third party payers; reductions or changes in Medicare funding; failure of the operators of our hospital facilities to comply with governmental regulations related to the Medicare and Medicaid licensing and certification requirements which could materially, adversely impact our future revenues and underlying value of the property; uncertainties regarding health care reform; competition for patients from other hospitals and health care providers; operators’ inability to meet their obligations to us; the deterioration of credit and capital markets; dependence on one operator (UHS) for a substantial portion of our revenues; potential conflicts of interest with UHS; lost revenues resulting from the exercise of purchase options, lease expirations/related hospital property vacancies, loan repayments and other restructuring; non-controlling equity ownership interests we hold in various limited liability companies; the bankruptcy, default, insolvency or financial deterioration of our tenants; real estate ownership; significant potential liabilities and rising insurance costs and availability; the impact on property values and results of operations from severe weather conditions and other damaging events; failure to maintain our REIT status; the fact that dividends paid by REITs generally do not qualify for reduced tax rates; U.S. federal tax reform legislation that could affect REITs in ways that are difficult to anticipate; strict income distribution requirements applicable to REITs; the market value of our common stock could be substantially affected by various factors; ownership limitations and anti-takeover provisions in our declaration of trust and bylaws and under Maryland law and in our leases with UHS; dependence on key management personnel; increasing investor interest in our sector and consolidation at the operator or REIT level; failure to comply with all applicable corporate regulation as a public company; the potential impact of cyber security breaches, and different interpretations of accounting principles could have a material adverse effect on our results of operations or financial condition.

The Board’s role in the Trust’s risk oversight process includes regular reports from senior management on areas of material risk to the Trust, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee) receives these reports from management to identify and discuss such risks.

The Board periodically reviews with management its strategies, techniques, policies and procedures designed to manage these risks. Under the overall supervision of the Board, management has implemented a variety of processes, procedures and controls to address these risks.

The Board requires management to report to the full Board on a variety of matters at regular meetings of the Board and on an as-needed basis, including the performance and operations of the Trust and other matters relating to risk management. The Audit Committee also receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. These reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Trust. Robert F. McCadden, the Lead Trustee, periodically meets with management and the Trust’s independent registered public accounting firm to review and discuss the activities of the Trust and to provide direction with respect thereto.

Policy on Hedging Transactions

The Trust has a policy that prohibits the Trust’s employees and the Trustees from engaging in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to Trust stock or debt.

Shareholder Communications

Shareholders who wish to send communications to the Board of Trustees or an individual Trustee should address such communications to Universal Health Realty Income Trust, c/o Secretary, Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406. The Secretary will forward such communications to the Board of Trustees or the specified individual Trustee to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

UHT 2024 Proxy Statement	37

Trustee Compensation

Committees of the Board of Trustees

A current copy of our Governance Guidelines, Code of Business Conduct and Ethics, Compensation Committee Charter, Nominating & Governance Committee Charter and Audit Committee Charter are available free of charge on our website at www.uhrit.com. Copies of these documents also are available in print free of charge to any shareholder who requests a copy. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K relating to amendments to or waivers of any provision of our Code of Business Conduct and Ethics by promptly posting the information on our website.

Audit Committee. The Audit Committee met ten times in 2023. Current members of this Committee are Robert F. McCadden, who serves as the Chairman, Gayle L. Capozzalo and James P. Morey. No member serves on the audit committee of more than three public companies

Our Board of Trustees has determined, in its business judgment, that each member of the Audit Committee qualifies as independent in accordance with the applicable SEC rules and regulations and the listing standards of the NYSE and is financially literate and that Robert F. McCadden qualifies as an “audit committee financial expert” under SEC regulations and has accounting or related financial management expertise.

The Audit Committee is responsible for providing assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting and reporting practices and in maintaining a direct line of communication between the Trustees and the independent registered public accounting firm. It appoints our independent registered public accounting firm, reviews the scope and results of the audits with the independent registered public accounting firm and considers the adequacy of our internal accounting and control procedures.

Compensation Committee. The Compensation Committee met once in 2023. Current members of the Compensation Committee are Gayle L. Capozzalo, who serves as the Chairperson, Michael Allan Domb, and James P. Morey. The members of the Compensation Committee are independent pursuant to the applicable SEC rules and regulations and the listing standards of the NYSE.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•	Review and approve our goals and objectives relevant to the compensation of our chief executive officer, other executive officers and other personnel;

•	Determine and approve the compensation levels of our chief executive officer, other executive officers and other personnel and review and determine the compensation of our Independent Trustees;

•	Administer our Amended and Restated 2007 Restricted Stock Plan, as Amended (“2007 Amended and Restated Plan”) and discharge the duties set forth therein, and;

•	Perform such other duties as the Board of Trustees may from time to time direct.

The Compensation Committee has the authority to establish one or more subcommittees which shall have the responsibilities and consist of those members of the Compensation Committee as the Compensation Committee may determine from time to time.

In its administration of the 2007 Amended and Restated Plan, the Compensation Committee has full authority in its discretion from time to time, and at any time, to select those officers and/or other personnel to whom awards will be granted, to determine the number of shares subject thereto, the times at which such awards shall be granted, the time at which the awards shall vest, and the terms and conditions of the agreements to be entered into by our officers. The full Board of Trustees is responsible for administering incentive grants to the Trustees. In determining the amount and terms of long-term incentive grants to be made to our named executive officers and other personnel other than Mr. Miller, the Compensation Committee relies heavily on the input and recommendations of Mr. Miller. See the section titled “Compensation Setting Process,” in the Compensation Discussion and Analysis included in this proxy statement for an additional discussion of the role of Mr. Miller in determining compensation.

In 2023, the Compensation Committee requested guidance from the human resource personnel of our Advisor, along with third-party validation of the accuracy and reasonableness of the compensation market review, with respect to the compensation for the named executive officers and Independent Trustees. See “Compensation Discussion and Analysis” and “Trustee Compensation” included in this proxy statement for additional information.

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Trustee Compensation

Nominating & Governance Committee. The Nominating & Governance Committee met once in 2023. The current members of this Committee are Robert F. McCadden, who serves as the Chairman, Gayle L. Capozzalo and Rebecca A. Guzman. The members of the Nominating & Governance Committee are independent pursuant to the applicable SEC rules and regulations and the listing standards of the NYSE.

The Nominating & Governance Committee was appointed by the Board of Trustees to: (1) assist the Board of Trustees by identifying individuals who are qualified, consistent with criteria approved by the Board of Trustees, to become Trustees, and to recommend to the Board of Trustees the Trustee nominees for the next annual meeting of shareholders; (2) develop and recommend to the Board of Trustees a set of governance principles in the form of corporate governance guidelines applicable to the Trust; (3) lead and oversee the Board of Trustees in its annual review of its performance and the performance of our management, and; (4) recommend to the Board Trustee nominees for each committee of the Board of Trustees. The Nominating & Governance Committee adopted our Governance Guidelines.

The Nominating & Governance Committee will consider Trustee nominees recommended by shareholders. Shareholders who wish to recommend a nominee for the Nominating & Governance Committee’s consideration may do so by submitting the individual’s name and qualifications to the Nominating & Governance Committee, Universal Health Realty Income Trust, c/o Secretary, Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406. Recommendations must be received by the Nominating & Governance Committee no later than the date by which shareholder proposals for presentation at the next annual meeting must be received and should include the information required by our bylaws and any other information regarding the director nomination required by the Exchange Act, and the rules and regulations promulgated thereunder, including Rule 14a-19 of the Exchange Act, as disclosed in this Proxy Statement. Recommended nominees will only be considered if there is a vacancy or if the Board of Trustees decides to increase the number of Trustees.

The Nominating & Governance Committee identifies and evaluates recommended nominees by considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Trustees and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Trustees and our governance. The Board of Trustees believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds, including diversity of gender and race that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Trustees to best fulfill its responsibilities to the long-term interests of our stockholders. The Board has two female members, one member of an underrepresented minority group and has refreshed the Board by replacing 60% of the Independent Trustees of the Board within the last six years.

The Corporate Governance Guidelines and Policies are available on the Trust’s website at: www.uhrit.com. The Nominating & Governance Committee will evaluate a nominee on the same basis if the individual is recommended by a shareholder. The Nominating & Governance Committee does not currently pay a fee to any third party to identify or evaluate nominees, but may consider from time to time engaging a search firm to identify trustee candidates.

UHT 2024 Proxy Statement	39

Certain Relationships and Related Transactions

Relationship with Universal Health Services, Inc.

Leases: We commenced operations in 1986 by purchasing certain properties from subsidiaries of UHS and immediately leasing the properties back to the respective subsidiaries. The base rentals and lease and renewal terms for each of the hospitals leased to subsidiaries of UHS as of January 1, 2024, are provided below. The base rents are paid monthly. The lease on McAllen Medical Center also provides for bonus rent which is paid quarterly based upon a computation that compares the hospital’s current quarter revenue to a corresponding quarter in the base year. The hospital leases with subsidiaries of UHS, with the exception of the lease on Clive Behavioral Health (which is operated by UHS in a joint venture with an unrelated third party), are unconditionally guaranteed by UHS and are cross-defaulted with one another. The lease for Clive Behavioral Health is guaranteed on a several basis by UHS (52%) and Catholic Health Initiatives-Iowa (48%).

The combined revenues generated from the leases on the three acute care and three behavioral health care hospital facilities leased to subsidiaries of UHS at December 31, 2023 and 2022, accounted for approximately 25% and 26% of our consolidated revenues for the years ended December 31, 2023 and 2022, respectively. In addition to the six UHS hospital facilities, we have twenty-one properties consisting of medical/office buildings (including one newly constructed MOB that was substantially completed during the first quarter of 2023 and one MOB that was acquired during the third quarter of 2023), and FEDs that are either wholly or jointly-owned by us that include tenants that are subsidiaries of UHS. The aggregate revenues generated from UHS-related tenants comprised approximately 37% of our consolidated revenue for the five years ended December 31, 2023 (approximately 41%, 40% and 37% for the years ended December 31, 2023, 2022 and 2021, respectively).

On December 31, 2021, we entered into an asset purchase and sale agreement with UHS and certain of its affiliates, which was amended during the first quarter of 2022, pursuant to the terms of which:

•

a wholly-owned subsidiary of UHS purchased from us, the real estate assets of the Inland Valley Campus of Southwest Healthcare System located in Wildomar, California, at its fair market value of $79.6 million.

•	two wholly-owned subsidiaries of UHS transferred to us, the real estate assets of the following properties:

¡

Aiken Regional Medical Center, (“Aiken”), located in Aiken, South Carolina (which includes an acute care hospital and a behavioral health pavilion), at its fair-market value of approximately $57.7 million, and;

¡	Canyon Creek Behavioral Health (“Canyon Creek”), located in Temple, Texas, at its fair-market value of approximately $26.0 million.

•

in connection with this transaction, since the fair-market value of Aiken and Canyon Creek, which totaled approximately $83.7 million in the aggregate, exceeded the $79.6 million fair-market value of the Inland Valley Campus of Southwest Healthcare System, we paid approximately $4.1 million in cash to UHS. This transaction generated a gain of approximately $68.4 million which is included in our consolidated statement of income for the year ended December 31, 2021.

As a result of UHS’ purchase option within the lease agreements of Aiken and Canyon Creek, the transaction is accounted for as a failed sale leaseback in accordance with U.S. GAAP and the properties acquired by us in connection with the asset purchase and sale agreement with UHS, as amended, were accounted for as financing arrangements and our consolidated balance sheets as of December 31, 2023 and 2022 include financing receivables related to this transaction of $83.3 million and $83.6 million, respectively. Additionally, we structured the purchase and sale of the above-mentioned properties as a like-kind exchange of property under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended.

Also on December 31, 2021, Aiken and Canyon Creek (as lessees), entered into a master lease and individual property leases as amended, (with us as lessor), for initial lease terms on each property of approximately twelve years, ending on December 31, 2033. Subject to the terms of the master lease, Aiken and Canyon Creek have the right to renew their leases, at the then current fair market rent (as defined in the master lease), for seven, five-year optional renewal terms. Pursuant to the leases, as amended during the first quarter of 2022, the aggregate annual rental rate on the acquired properties, which is payable to us on a monthly basis, was approximately $5.8 million during 2023 ($4.0 million related to Aiken and $1.8 million related to Canyon Creek) and $5.7 million during 2022 ($3.9 million related to Aiken and $1.8 million related to Canyon Creek). The portion of the lease payments that is included in our consolidated statements of income, and reflected as interest income on financing leases, was approximately $5.5 million for each of the years ended December 31, 2023 and 2022. There is no bonus rental component applicable to either of these leases. Lease revenue will not be impacted by the lease payments received related to these two

40	UHT 2024 Proxy Statement

Certain Relationships and Related Transactions

properties. Pursuant to the terms of the lease on the Inland Valley Campus, we earned $4.5 million of lease revenue during the year ended December 31, 2021 (consisting of $2.6 million in base rental and $1.9 million in bonus rental).

Pursuant to the terms of the master leases among us and certain subsidiaries of UHS, dated December 24, 1986 and December 31, 2021 (the “Master Leases”), which govern the leases of McAllen Medical Center, Wellington Regional Medical Center (governed by the Master Lease dated December 24, 1986), Aiken Regional Medical Center and Canyon Creek Behavioral Health (governed by the Master Lease dated December 31, 2021, as amended), all of which are hospital properties that are wholly-owned subsidiaries of UHS, UHS has the option, among other things, to renew the leases at the lease terms described below by providing notice to us at least 90 days prior to the termination of the then current term. UHS also has the right to purchase the respective leased facilities from us at their appraised fair market value upon any of the following: (i) at the end of the lease terms or any renewal terms; (ii) upon one month’s notice should a change of control of the Trust occur, or; (iii) within the time period as specified in the leases in the event that UHS provides notice to us of their intent to offer a substitution property/properties in exchange for one (or more) of the four wholly-owned UHS hospital facilities leased from us, should we be unable to reach an agreement with UHS on the properties to be substituted. Additionally, UHS has rights of first refusal to: (i) purchase the respective leased facilities during and for 180 days after the lease terms at the same price, terms and conditions of any third-party offer, or; (ii) renew the lease on the respective leased facility at the end of, and for 180 days after, the lease term at the same terms and conditions pursuant to any third-party offer.

In addition, a wholly-owned subsidiary of UHS is the managing, majority member in a joint-venture with an unrelated third-party that operates, and leases from us, Clive Behavioral Health. This 100-bed behavioral health care facility is located in Clive, Iowa, and was completed and opened in late December, 2020 and the hospital lease commenced on December 31, 2020. The lease on this facility is triple net and has an initial term of 20 years with five 10-year renewal options. On each January 1st through 2040 (and potentially through 2070 if the first three of five, 10-year renewal options are exercised), the annual rental will increase by 2.75% on a cumulative and compounded basis. The first three of the five 10-year renewal options will provide for annual rental as stipulated in the lease (2041 through 2070) and the two additional 10-year lease renewal options will be at fair market value lease rates (2071 through 2090). Pursuant to the lease on this facility, the joint venture has the option to, among other things, renew the lease at the terms specified in the lease agreement by providing notice to us at least 270 days prior to the termination of the then current term. The joint venture also has the right to purchase the leased facility from us at its appraised fair market value upon either of the following: (i) by providing notice at least 270 days prior to the end of the lease terms or any renewal terms, or; (ii) upon 30 days’ notice anytime within 12 months of a change of control of the Trust (UHS also has this right should the joint venture decline to exercise its purchase right). Additionally, the joint venture has rights of first offer to purchase the facility prior to any third-party sale.

The table below details the existing lease terms and renewal options for each of the hospital leases that are related to UHS as of January 1, 2024, consisting of three acute care hospitals and three behavioral health hospitals

Hospital Name	Annual Minimum Rent	End of Lease Term	Renewal Term (years)
McAllen Medical Center	$5,485,000	December, 2026	5	(a)

Wellington Regional Medical Center	$6,639,000	December, 2026	5	(b)

Aiken Regional Medical Center/Aurora Pavilion Behavioral Health Services	$4,072,000	December, 2033	35	(c)

Canyon Creek Behavioral Health	$1,841,000	December, 2033	35	(c)

Clive Behavioral Health Hospital	$2,775,000	December, 2040	50	(d)

(a)	UHS has one 5-year renewal option at existing lease rates (through 2031).
(b)

UHS has one 5-year renewal option at fair market value lease rates (through 2031; see additional disclosure below). The annual rental will increase by 2.5% on an annual compounded basis on each January 1st through 2026.

(c)

UHS has seven 5-year renewal options at fair market value lease rates (2034 through 2068). The annual rental rate will increase by 2.25% on a cumulative and compounded basis on each January 1stthrough 2033.

(d)

The UHS-related joint venture has five 10-year renewal options; the first three of the five 10-year renewal options will be at computed lease rates as stipulated in the lease (2041 through 2070) and the last two 10-year renewal options will be at fair market lease rates (2071 through 2090). On each January 1st through 2040 (and potentially through 2070 if the first three of five, 10-year renewal options are exercised), the annual rental will increase by 2.75% on a cumulative and compounded basis.

Upon the December 31, 2021 expiration of the lease on Wellington Regional Medical Center located in West Palm Beach, Florida, a wholly-owned subsidiary of UHS exercised its fair market value renewal option and renewed the lease for a 5-year term scheduled to expire on December 31, 2026. Effective January 1, 2023, the annual fair market value lease rate for this

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Certain Relationships and Related Transactions

hospital, which was payable to us monthly, was $6.5 million (there is no longer a bonus rental component of the lease payment). On January 1, 2024 the annual rent increased to $6.6 million and on each January 1st thereafter through 2026, the annual rent will increase by 2.50% on a cumulative and compounded basis. Pursuant to the terms of the hospital’s previous lease, we earned aggregate lease revenue of $5.5 million during the year ended December 31, 2021, (consisting of $3.0 million of base rental and $2.5 million of bonus rental).

Management cannot predict whether the leases with wholly-owned subsidiaries of UHS, which have renewal options at existing lease rates or fair market value lease rates, or any of our other leases, will be renewed at the end of their lease term. If the leases are not renewed at their current rates or the fair market value lease rates, we would be required to find other operators for those facilities and/or enter into leases on terms potentially less favorable to us than the current leases. In addition, if subsidiaries of UHS exercise their options to purchase the respective leased hospital or FED facilities upon expiration of the lease terms, our future revenues could decrease if we were unable to earn a favorable rate of return on the sale proceeds received, as compared to the rental revenue currently earned pursuant to these leases.

During the third quarter of 2023, we acquired the McAllen Doctor’s Center, an MOB located in McAllen, Texas for a purchase price of approximately $7.6 million, including transaction costs. The building has approximately 79,500 rentable square feet and is 100% master leased to McAllen Hospitals, L.P, a wholly-owned subsidiary of UHS. The triple-net master lease is for twelve years scheduled to expire on August 31, 2035. McAllen Hospitals, L.P. has the option to renew the lease term for three consecutive ten-year terms. The initial annual base rent is approximately $624,000.

During the first quarter of 2023, construction was substantially completed on Sierra Medical Plaza I, a multi-tenant MOB located in Reno, Nevada, consisting of approximately 86,000 rentable square feet. This MOB is located on the campus of the Northern Nevada Sierra Medical Center, a newly constructed acute care hospital that is owned and operated by a wholly-owned subsidiary of UHS, which was completed and opened during April of 2022. The cost of the MOB is estimated to be approximately $35 million, approximately $29 million of which was incurred as of December 31, 2023. In connection with this MOB, we entered into a ground lease and master flex-lease agreement with a wholly-owned subsidiary of UHS. The master flex lease agreement has a ten-year term scheduled to expire on March 31, 2033, and covers approximately 68% of the rentable square feet of the MOB at an initial minimum rent of $1.3 million annually plus a pro-rata share of the common area maintenance expenses. The master flex-lease is subject to a reduction during the term based upon the execution of third-party leases. The ground lease and the master flex lease each commenced during March, 2023.

During the fourth quarter of 2021, we purchased the 5% minority ownership interest held by a third-party member in Grayson Properties, LP which owns the Texoma Medical Plaza, an MOB located in Denison, Texas for approximately $3.1 million. The MOB is located on the campus of Texoma Medical Center, a hospital that is owned and operated by a wholly-owned subsidiary of UHS. A third-party appraisal was completed to determine the fair value of the property. As a result of this minority ownership purchase during the fourth quarter of 2021, we own 100% of the LP and are therefore consolidating this LP effective with the purchase date. There was no material impact on our net income as a result of the consolidation of this LP subsequent to the transaction.

In May, 2021, we acquired the Fire Mesa office building located in Las Vegas, Nevada for a purchase price of approximately $12.9 million. The building is 100% leased under the terms of a triple net lease by a wholly-owned subsidiary of UHS. The initial lease is scheduled to expire on August 31, 2027 and has two five-year renewal options. The acquisition of this office building was part of a series of planned tax-deferred like-kind exchange transactions pursuant to Section 1031 of the Internal Revenue Code, as amended.

We are the lessee on thirteen ground leases with subsidiaries of UHS (for consolidated and unconsolidated investments), including one that commenced in March, 2023. The remaining lease terms on the ground leases with subsidiaries of UHS range from approximately 26 years to approximately 75 years. The annual aggregate lease payments on these properties were approximately $571,000 for the year ended 2023 and expected to be $571,000 for each of the years ended 2024, 2025, 2026 and 2027, and an aggregate of $31.9 million thereafter.

Officers and Employees: Our officers are all employees of a wholly-owned subsidiary of UHS and although as of December 31, 2023, we had no salaried employees, our officers do typically receive annual stock-based compensation awards in the form of restricted stock or restricted stock units. In special circumstances, if warranted and deemed appropriate by the Compensation Committee of the Board of Trustees, our officers may also receive one-time compensation awards in the form of restricted stock and/or cash bonuses.

Advisory Agreement: UHS of Delaware, Inc. (the “Advisor”), a wholly-owned subsidiary of UHS, serves as Advisor to us under an advisory agreement dated December 24, 1986, and as amended and restated as of January 1, 2019 (the “Advisory

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Certain Relationships and Related Transactions

Agreement”). Pursuant to the Advisory Agreement, the Advisor is obligated to present an investment program to us, to use its best efforts to obtain investments suitable for such program (although it is not obligated to present any particular investment opportunity to us), to provide administrative services to us and to conduct our day-to-day affairs. All transactions between us and UHS must be approved by the Trustees who are unaffiliated with UHS (the “Independent Trustees”). In performing its services under the Advisory Agreement, the Advisor may utilize independent professional services, including accounting, legal, tax and other services, for which the Advisor is reimbursed directly by us. The Advisory Agreement may be terminated for any reason upon sixty days written notice by us or the Advisor. The Advisory Agreement expires on December 31 of each year; however, it is renewable by us, subject to a determination by the Independent Trustees, that the Advisor’s performance has been satisfactory. The Advisory Agreement was renewed for 2024 with the same terms as the Advisory Agreement in place during 2023, 2022 and 2021.

Our advisory fee for 2023, 2022 and 2021 was computed at 0.70% of our average invested real estate assets, as derived from our consolidated balance sheet. Based upon a review of our advisory fee and other general and administrative expenses, as compared to an industry peer group, the advisory fee computation remained unchanged for 2023, as compared to 2022 and 2021. The average real estate assets for advisory fee calculation purposes exclude certain items from our consolidated balance sheet such as, among other things, accumulated depreciation, cash and cash equivalents, lease receivables, deferred charges and other assets. The advisory fee is payable quarterly, subject to adjustment at year-end based upon our audited financial statements. Advisory fees incurred and paid (or payable) to UHS amounted to $5.3 million during 2023, $5.1 million during 2022 and $4.4 million during 2021, and were based upon average invested real estate assets of $757 million, $728 million and $629 million during 2023, 2022 and 2021, respectively.

Share Ownership: As of December 31, 2023 and 2022, UHS owned 5.7% of our outstanding shares of beneficial interest.

SEC reporting requirements of UHS: UHS is subject to the reporting requirements of the Securities and Exchange Commission (“SEC”) and is required to file annual reports containing audited financial information and quarterly reports containing unaudited financial information. Since the aggregate revenues generated from UHS-related tenants comprised approximately 37% of our consolidated revenue for the five years ended December 31, 2023 (approximately 41%, 40% and 37% for the years ended December 31, 2023, 2022 and 2021, respectively), and since a subsidiary of UHS is our Advisor, you are encouraged to obtain the publicly available filings for Universal Health Services, Inc. from the SEC’s website. These filings are the sole responsibility of UHS and are not incorporated by reference herein.

Review, Approval and Ratification of Related Party Transactions

Pursuant to our Code of Business Conduct and Ethics, all employees, officers and Trustees of the Trust, including family members and entities in which such persons have an interest (except any other publicly traded company in which such persons have less than a 5% interest) should avoid any relationship or financial interest which gives rise to an actual or potential conflict of interest between us and the employee, officer or Trustee. If an employee, officer or Trustee becomes aware of an actual or potential conflict of interest, he or she should promptly bring it to the attention of, and disclose all material facts to, one or more of a supervisor, a member of our legal staff, or the Chairperson of the Nominating & Governance Committee of the Board.

Pursuant to Section 4.9 of our Declaration of Trust, we may not engage in a transaction with any employee, officer, agent or Trustee of the Trust or with any employee, officer, agent or director of the Advisor, or any affiliate thereof except to the extent that such transaction has been approved or ratified by a majority of the Trustees who do not have an interest in the transaction. We may not engage in a transaction with our Advisor or any affiliate thereof (such as UHS) except to the extent that such transaction has been approved or ratified by a majority of the Independent Trustees. In approving or rejecting the proposed agreement, the Trustees will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to us, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on Trustee independence. In general, the Trustees shall only approve those agreements that, in light of known circumstances, are in our best interests and that are fair and reasonable to us and our shareholders. For certain transactions with related persons, our Declaration of Trust requires that, based on an independent real estate appraiser, the total consideration is not in excess of the appraised value of the interest in the real property being acquired or disposed of, as applicable. If a transaction involves payments by us for services rendered (other than as Advisor, officer or Trustee), our Declaration of Trust requires that the payments made by us may not be in excess of payments made by third-parties to the related person for comparable services in the same geographic area and may not be in excess of fees charged by parties unrelated to us for comparable services in the same geographic area. All of our transactions with UHS and our Advisor were approved by a majority of our Independent Trustees.

UHT 2024 Proxy Statement	43

Corporate Social Responsibility and Sustainability

The Board of Trustees and its committees oversee the environmental, social and governance (“ESG”) initiatives across our facilities.

We recognize the need to protect the natural environment as well as serve our tenants and the communities in which our facilities operate. Keeping our surroundings clean and minimizing pollution is of benefit to all. We are committed to following best practices when managing our energy usage and consumption and disposing of waste. Stewardship continues to play an important role in our commitment to a clean environment and strong communities.

Environmental Stewardship

We are determined to provide efficient, well-designed properties for our healthcare tenants while partnering with third-party management providers who support the core tenets of sustainability. In addition to our newly constructed properties, our existing buildings, which make up the bulk of our portfolio, continually undergo evaluation and capital reinvestment that result in long- term benefits to both our tenants and the environment. When considering capital reinvestment into our properties, we closely examine and evaluate each project’s energy efficiency, pay-back period, reduction in carbon footprint and sustainability. Capital reinvestment projects authorized by us, which help to promote energy efficiency, reduce waste, as well as protect the environment, include the following features:

•

Updated/Upgraded building automation systems installed at our buildings which monitor tenant and common area temperatures while optimizing start/stop equipment times, maximizing energy savings without sacrificing comfort.

•

As we remodel our second-generation tenant space, we typically upgrade older style lighting systems to LED lighting, as it is often required in order to obtain a building permit. Therefore, we are continually reinvesting and upgrading to LED lighting which contains no hazardous materials, and longer typical lightbulb lifespans resulting in less waste and uses significantly less energy for light output comparable to older technologies. In addition, LED lighting creates significantly less heat, lowering electricity costs to power major HVAC systems. LED retrofits are built into all new and revised building construction standards.

•	In buildings where available, trash recycling programs are in place.

•	Interior lighting in stairwells and restrooms are installed with timers and motion sensors to reduce energy consumption and prolong equipment life.

•	Third-party janitorial partners are requested to use “green” cleaning products and methods designed to preserve human health and environmental quality.

•	New roofing systems if/when required where insulation upgrades result in overall energy savings.

•	New construction and building improvements, when applicable, includes water-saving devices.

•	Updated HVAC systems and controls, saving energy and further eliminating the use of ozone-depleting refrigerants, are replacing older HVAC systems, as and when applicable.

•	Major elevator retrofits and modernizations are occurring as and when applicable, utilizing less energy.

•	Xeriscape, or dry-scape, has been installed in place of more traditional landscape design to limit or eliminate turf and, instead, install water efficient plants and minimize water consumption.

In addition, our newest developments are built to codes where it is now typical that sustainability and green building practices are mandated. Below are features included in certain of our newer buildings that were recently constructed or acquired during the five years ended December 31, 2022:

•

The Henderson Medical Plaza, located in Union Village, Henderson, NV, is part of a master planned integrated medical village. Henderson Medical Plaza’s development was committed to sustainable design and direction from Leadership in Energy and Environmental Design (“LEED”). LEED is the term used for a building that is built green and Henderson Medical Plaza meets the minimum standard for certification under the LEED rating system for new healthcare construction as established by the U.S. Green Building Council.

•

Texoma Medical Plaza II, located in Denison, Texas, has been developed utilizing an environmentally responsible design, including high-performance building envelope, energy efficient systems and water conserving fixtures. The new building

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Corporate Social Responsibility and Sustainability

envelope exceeds the requirements of the International Energy Conservation Code (“IECC”), providing greater thermal performance for all exterior walls, roof systems, and high-performance glazing. Mechanical, electrical, and plumbing systems for the new facility exceed IECC requirements, through strategies such as variable frequency drives, variable speed exhaust fans, energy management systems, high efficiency plumbing fixtures, touchless sensor faucets, car charging stations, lighting occupancy sensors, and LED lighting.

•

Clive Behavioral Health, located in Clive, Iowa, has been developed with an eye towards sustainable and energy efficient systems, including strategies for storm water management, high-performance building envelope, and energy usage efficiency. An underground retention and water quality system allows for the storage and treatment of surface water within the confines of a tightly restricted site without affecting neighboring properties. The new building envelope exceeds the requirements of the IECC, providing greater thermal performance for all exterior walls, roof systems, and high-performance glazing. Mechanical, electrical, and plumbing systems for the new facility exceed IECC requirements, through strategies such as variable frequency drives, 95% efficiency boilers, total heat recovery, variable speed exhaust hoods, lighting occupancy sensors, and LED lighting.

•

Sierra Medical Office Building, located in Reno, Nevada, was substantially completed in March 2023, and was constructed in strict conformance with the International Energy Code, resulting in an inherently energy efficient property. In addition to many of the attributes of the Clive Behavioral Hospital, Sierra Medical Office Building included the installation of eight electric vehicle charging stations. Furthermore, we added environmental sustainability language to our standard lease language requiring cooperation to implement a sustainability plan for the property and the adoption of initiatives aimed at improving the sustainability performance of the property.

•

Aiken Regional Medical Center, located in Aiken, South Carolina, is an acute care hospital that we acquired in December, 2021. This hospital facility earned the prestigious ENERGY STAR Certification for its existing buildings. To be certified as ENERGY STAR, a building must meet stringent energy performance standards established by the EPA.

Human Capital Management

Our officers and other personnel are all employees of a wholly-owned subsidiary of Universal Health Services, Inc. UHS of Delaware, Inc. (the “Advisor”), serves as Advisor to us under an advisory agreement dated December 24, 1986, and as amended and restated as of January 1, 2019 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Advisor provides administrative services to us and conducts our day-to-day affairs.

Listed below are certain attributes of our Advisor’s work environment, ethical standards and diversity and inclusion standards:

•

Culture and Work Environment: Our Advisor is committed to “Service Excellence” which serves as the foundation of its culture and is defined by providing world-class service that is professional, timely, effective, and efficient to all customer groups at all times. Serving as the foundation of its company mission, vision, and principles, Service Excellence is the way our Advisor approaches every human interaction at our company, all the time, every day.

•

Ethical Standards: Our Advisor sets high ethical standards and is committed to fostering a culture of accountability at all levels and encourages its employees to report anything out of compliance with its values.

•

Diversity and Inclusion: Our Advisor values each member of its team and is committed to treating everyone with dignity and respect. A collaborative approach among staff is encouraged. Everyone shares the goal of providing superior services.

•

Equal Employment Opportunity: Our Advisor is committed to the principle of Equal Employment Opportunity for all employees and applicants. It is our Advisor’s policy to ensure that both current and prospective employees receive equal employment opportunity without consideration of race, religion, color, national origin, nationality, ancestry, age, sex, marital status, sexual orientation, or disability in accordance with local, state, and federal laws.

Corporate Governance

•

Board of Trustees: Our Nominating & Governance Committee identifies and evaluates recommended nominees by considering, among other factors, the following minimum qualifications: the individual’s integrity, experience, education, expertise, independence and any other factors that the Board of Trustees and the Nominating & Governance Committee deem would enhance the effectiveness of the Board of Trustees and our governance. The Board of Trustees believes that having Trustees of diverse gender, race, and ethnicity, along with varied skills and experiences, contributes to a balanced and effective Board. The Trust’s Corporate Governance Guidelines and Policies emphasize its commitment to a policy of

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Corporate Social Responsibility and Sustainability

inclusiveness and ensuring that the Nominating and Governance Committee, in performing its responsibilities to review trustee candidates and recommend candidates to the Board of Trustees for election, includes candidates with a diversity of ethnicity, race, gender and other personal characteristics in each pool of candidates from which Board of Trustee nominees are chosen.

•	Majority Vote: Our bylaws provide for a majority vote standard in Board of Trustee election standard. Stockholders are empowered to vote and elect a nominee to our Board of Trustees.

•

Board Refreshment: 60% of our current Independent Board of Trustees have been elected to our Board of Trustees since 2018. Additionally, our Trustees focus on increasing various aspects of our Trustees’ diversity. One of our newest Trustees is a woman and a member of an underrepresented minority group.

•

Code of Business Conduct and Ethical Behavior: We are committed to promoting integrity and maintaining standards of ethical conduct in all of our activities. Our business success is dependent on trusting relationships, which are built on this foundation of integrity. Our Code of Business Conduct and Ethics covers a wide range of business practices and procedures which establish the basic principles to guide our Trustees, officers, and other personnel.

46	UHT 2024 Proxy Statement

Audit Committee Report

The Board of Trustees is committed to the accuracy and integrity of the Trust’s financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The Audit Committee provides independent, objective oversight of our accounting functions and internal controls.

The Audit Committee reviews and evaluates, and discusses and consults with our management, internal audit personnel and the independent auditors about the following:

•	the plan for, and the independent auditors’ report on, each audit of our consolidated financial statements and internal controls;

•	changes in our accounting practices, principles, controls or methodologies, or in our financial statements;

•	significant developments in accounting rules;

•	the adequacy of our internal accounting controls, and accounting, financial and auditing personnel; and

•	the establishment and maintenance of a work environment that promotes ethical behavior.

The Audit Committee acts under a written charter which was originally adopted by the Board of Trustees in 2004 and is reviewed and approved on an annual basis. The Audit Committee reviews, acts on and reports to the Board of Trustees with respect to various auditing, accounting, financial reporting, internal control and regulatory compliance matters. In discharging its oversight role, the Audit Committee may engage independent counsel and other advisers as it determines necessary. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee also has the direct responsibility to select, evaluate, determine the compensation of, oversee, and where appropriate, replace our independent auditors, and has the authority to resolve disagreements between management and our auditors. The Audit Committee may establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting and auditing matters, as well as confidential, anonymous submission by employees. The Board of Trustees has determined that each of the members of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

The Audit Committee recommended to the Board of Trustees that the consolidated financial statements be included in the Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for 2023:

•	First, the Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audits.

•

Second, the Audit Committee met with the independent auditors, without management present, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting.

•

Third, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

•

Fourth, the Audit Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards of the Public Company Accounting Oversight Board (United States).

•

Fifth, the Audit Committee received the written disclosures and the letter from the Trust’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the auditors’ independence from management and the Trust, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

•

Finally, the Audit Committee obtained and reviewed a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years inspecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Trust.

UHT 2024 Proxy Statement	47

Audit Committee Report

The Audit Committee reviewed our financial statements with the Board of Trustees and discussed them with KPMG LLP during the 2023 fiscal year, along with the matters required to be discussed by Statement on Auditing Standard No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board. The Audit Committee received from KPMG LLP the written disclosures, including the letter, required by PCAOB 3524 and 3526 and discussed with KPMG LLP its independence.

Based on the discussions with KPMG LLP and management and the consolidated financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in our 2023 Annual Report on Form 10-K, as filed on February 27, 2024.

AUDIT COMMITTEE
Robert F. McCadden, Chairman Gayle L. Capozzalo James P. Morey

48	UHT 2024 Proxy Statement

Relationship with Independent Registered Public Accounting Firm

KPMG LLP served as our independent registered public accounting firm for the 2023 and 2022 fiscal years and has been selected to serve in that capacity for us for the 2024 fiscal year. It is anticipated that representatives of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to any appropriate inquiries of the shareholders or their representatives.

Set forth below are the fees paid or accrued for the services of KPMG LLP during 2023 and 2022:

	2023	2022

Audit fees	$679,661	$682,750

Audit-related fees	—	—

Tax fees	248,385	240,075

All other fees	—	—

Total	$928,046	$922,825

Audit fees for 2023 and 2022 consisted primarily of professional services rendered to us or various audits of limited liability companies in which we hold equity interests. Such audit services include audits of financial statements, audit of the effectiveness of internal control over financial reporting (as required by Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly financial statements, and audit services provided in connection with regulatory filings.

Tax fees for professional services rendered in 2023 and 2022 consisted primarily of the preparation of federal and state income tax returns and consultation on various tax matters related to us or limited liability companies in which we hold equity interests.

The Audit Committee has considered and determined that the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

All audit and permissible non-audit services provided to us by the independent auditors are pre-approved by the Audit Committee, which considers whether the proposed services would impair the independence of the independent auditors. The Chairperson of the Audit Committee may pre-approve audit and permissible non-audit services during the time between Audit Committee meetings if the fees for the proposed services are less than $25,000.

YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY BY TELEPHONE OR INTERNET AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

BY ORDER OF THE BOARD OF TRUSTEES
Cheryl K. Ramagano Secretary

King of Prussia, Pennsylvania

April 23, 2024

UHT 2024 Proxy Statement	49

Annex A

UNIVERSAL HEALTH REALTY INCOME TRUST

AMENDED AND RESTATED

2007 RESTRICTED STOCK PLAN

1. Purpose. The purpose of the Plan is to enable Universal Health Realty Income Trust, a Maryland real estate investment trust (the “Trust”), to make compensatory awards of shares of beneficial interest in the Trust (“Shares”) in order to facilitate the ability of the Trust to motivate and reward eligible officers, employees, trustees and other personnel and thereby enhance shareholder value.

2. Administration. The Plan will be administered by the compensation committee (the “Committee”) of the board of trustees of the Trust (the “Board”) provided that, the Board will have sole responsibility and authority for matters relating to the grant and administration of awards to any member of the Board who is not an officer or employee of the Trust or its affiliates. Subject to the provisions of the Plan, the Committee, acting in its discretion, may (a) select the persons to whom awards will be made, (b) prescribe the terms and conditions of each award and make amendments thereto, (c) construe, interpret and apply the provisions of the Plan and of any agreement or other document evidencing an award made under the Plan, and (d) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan. The decision of the Committee as to any disputed question arising under the Plan or with respect to any award shall be final and conclusive on all persons. Notwithstanding the foregoing, the full Board may perform any function of the Committee hereunder, in which case and to such extent the term “Committee” shall refer to the Board.

3. Share Limitations. Subject to adjustments required or permitted by the Plan, the Trust may issue a total of 125,000 Shares under the Plan. Shares covered by awards that are canceled or forfeited may be reissued and will not be taken into account for purposes of determining the number of Shares that remain available for issuance under the Plan. Any Shares surrendered to the Trust or withheld by the Trust for the satisfaction of applicable tax withholding will not be so available. The total number of Shares that may be awarded to any individual in any calendar year may not exceed 12,500 plus the individual’s unused annual Share limit as of the close of the preceding calendar year.

4. Eligibility. Awards may be granted under the Plan to any present or future trustee, officer, employee, consultant, adviser or other personnel of or to the Trust.

5. Terms and Conditions of Awards.

5.1. General. Awards under the Plan will take the form of Shares issued by the Trust in the name of the participant subject to specified transfer restrictions and vesting conditions (“Restricted Shares”). The terms and conditions of each award will be fixed by the Committee, acting in its discretion, subject to the terms of the Plan.

5.2. Minimum Purchase Price. Subject to the provisions of applicable law, the purchase price payable for Shares issued pursuant to an award under the Plan will be equal to the par value of the Shares.

5.3. Issuance of Restricted Shares. Restricted Shares issued pursuant to an award may be evidenced by book entries on the Trust’s Share transfer records pending satisfaction of the applicable vesting conditions. If a certificate for Restricted Shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the Shares. The Trust may require that such certificates be held in custody by the Trust until the applicable vesting conditions are satisfied and the transfer restrictions lapse. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for Restricted Shares, including, without limitation, a requirement that the recipient deliver a duly signed power, endorsed in blank, for the Restricted Shares, in order to facilitate the administration of future forfeitures.

5.4. Stock Certificates for Vested Shares. A participant who receives a Restricted Share award will be entitled to receive a certificate for the Shares covered by the award, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law) if (and only if), as and when the applicable vesting conditions are satisfied and the transfer restrictions lapse, subject to the payment or other satisfaction of applicable withholding taxes.

5.5. Rights as a Shareholder. The holders of Restricted Shares will have the same dividend and voting rights as the holders of Shares that are not subject to restrictions, provided, however, that the Committee, acting in its discretion, may condition the distribution of dividends upon the satisfaction of the vesting conditions and lapse of transfer restrictions applicable to the Restricted Shares with respect to which such dividends are otherwise distributable. Dividend distributions will be subject to the payment or other satisfaction of applicable withholding taxes.

5.6. Transfer Restrictions. Restricted Shares may not be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Trust or its designee in accordance with the terms of the award or the Plan, and any attempt to do so shall be null and void and, unless the Committee determines otherwise, shall result in the immediate forfeiture of the award.

5.7. Vesting Conditions. Each award will be subject to such vesting conditions as the Committee, acting in its discretion, shall prescribe, including, without limitation, continuing service conditions and/or performance conditions, provided that Restricted Shares issued under the Plan must have a vesting period of at least one year from the date of the award. Unless the Committee determines otherwise, upon termination of a participant’s employment or other service before the satisfaction of the applicable vesting conditions, the participant will forfeit any then outstanding Restricted Shares. If Restricted Shares are forfeited, such Shares will be automatically canceled and any certificate or book entry representing or evidencing such Restricted Shares will likewise be canceled, and the participant will be entitled to receive from the Trust an amount equal to the cash purchase price, if any, previously paid by the participant for such Restricted Shares.

6. Performance Awards.

6.1. General. The Committee may condition the vesting of awards under the Plan on the achievement of such performance goals as the Committee may determine, provided that awards that are intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Code of 1986 (“Section 162(m)”) must meet the requirements set forth in Sections 6.2 and 6.3 below.

6.2. Objective Performance Goals or Section 162(m)-Exempt Awards. A performance goal established in connection with an award that is intended to qualify for the performance-based compensation exemption from Section 162(m) must be (a) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met; (b) prescribed in writing by the Committee at a time when the outcome is substantially uncertain, but in no event later than the first to occur of (1) the 90th day of the applicable performance period, or (2) the date on which 25% of the performance period has elapsed; and (c) based on any one or more of the following business criteria, applied to the Trust and/or any one or more of its properties or other operating unit(s) as the Committee may designate (in each case, subject to the applicable conditions of Section 162(m) and the regulations thereunder):

(i) earnings per Share,

(ii) Share price or total shareholder return,

(iii) pre-tax profits,

(iv) net earnings,

(v) return on equity or assets,

(vi) revenues,

(vii) operating income before depreciation, amortization and non-cash compensation expense,

(viii) funds from operations per share

(ix) market share or market penetration, or

(x) any combination of the foregoing.

The applicable performance goals may be expressed in absolute or relative terms, and must include an objective formula or standard for computing the amount of compensation payable to a participant if the goal is attained. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the employee. The formula or standard may provide for the payment of a higher or lower amount depending upon whether and the extent to which a performance goal is attained. The Committee may not use its discretion to increase the amount of compensation payable that would otherwise be due upon attainment of a performance goal; provided that, subject to the requirements for exemption under Section 162(m) of the Code, the Committee may make appropriate adjustments to an award in order to equitably reflect changes in accounting rules, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable performance period.

6.3. Determination of Amount Payable under Section 162(m)-Exempt Awards. Following the expiration of the performance period applicable to an award that is intended to qualify for the performance-based compensation exemption from Section 162(m), the Committee shall determine whether and the extent to which the performance goals have been attained and the amount of compensation, if any, that is payable as a result. The Committee must certify in writing prior to payment of the compensation that the performance goals and any other material terms of the award were in fact satisfied.

7. Capital Changes; Change in Control.

7.1. Adjustments Upon Changes in Capitalization. The aggregate number and class of Shares that may be issued under the Plan, the total number and class of Shares with respect to which awards may be granted to any individual in any calendar year, and the number and class of Shares covered by each outstanding award, shall be subject to adjustment in order to equitably reflect the effect on issued Shares resulting from a split-up, spin-off, recapitalization, consolidation of Shares or any similar capital adjustment, and/or to reflect a change in the character or class of Shares covered by the Plan and an award.

7.2. Effect of a Change in Control. If a “Change in Control” (as defined below) occurs, the parties to the Change in Control may agree that outstanding restricted Share awards shall be assumed by, or converted into an award with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof). In the event that the successor company does not assume or substitute any such outstanding award, the vested Shares covered by such award will be entitled to participate in the Change in Control transaction on the same basis as any other share or the award may be cancelled immediately prior to the Change in Control in exchange for the right to receive an amount equal to the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction. The Board may in its sole discretion accelerate, in whole or in part, the vesting of any outstanding award upon the occurrence of a Change in Control, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied and whether or not the Award is otherwise assumed or substituted by the successor company.

7.3. Definition of Change in Control. For purposes hereof, a “Change in Control” of the Trust shall be deemed to occur upon the occurrence of any of the following events: (i) completion of a consolidation or merger in which the Trust is not the continuing or surviving entity or pursuant to which each class of the Trust’s common stock would be converted into cash, securities or other property, other than (a) a consolidation or merger of the Trust in which the holders of each class of common stock immediately prior to the consolidation or merger have the same proportionate ownership and voting power with respect to the common stock of the surviving corporation immediately after the consolidation or merger, or (b) a consolidation or merger which would result in the voting securities of the Trust outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than 50% of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger; (ii) consummation of a plan of complete liquidation or dissolution of the Trust or of a sale or disposition by the Trust of all or substantially all of the Trust’s assets, in one transaction or a series of related transactions, other than a sale or disposition by the Trust of all or substantially all of the Trust’s assets to an entity, more than 50% of the combined voting power of the voting securities of which is owned by shareholders of the Trust in substantially the same proportion as their ownership of the Trust immediately prior to such sale; (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (1) persons or their family members or affiliates which have such voting power on the date of adoption of this Amended and Restated 2007 Restricted Stock Plan, or (2) any trustee or other fiduciary holding securities under any employee benefit plan of the Trust, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the voting securities of the Trust other than pursuant to a plan or arrangement entered into by such person and the Trust; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Trust’s shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

8. Termination and Amendment of the Plan. The Board may terminate the Plan at any time or amend the Plan at any time and from time to time; provided, however, that:

(a) no such action shall impair or adversely alter any awards theretofore granted under the Plan, except with the consent of the recipient or holder, nor shall any such action deprive any such person of any Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under applicable law or the requirements of any exchange, no amendment shall be effective unless approved by the shareholders of the Trust in accordance with applicable law.

9. Limitation of Rights. Nothing contained in the Plan or in any award agreement shall confer upon any recipient of an award any right with respect to the continuation of his or her employment or other service with the Trust, or interfere in any way with the right of the Trust at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the compensation and/or other terms and conditions of the recipient’s employment or other service.

10. Miscellaneous.

10.1. Governing Law. The Plan and the rights of all persons claiming under the Plan shall be governed by the laws of the State of Maryland, without giving effect to conflicts of laws principles thereof.

10.2. Compliance with Law. The Trust will not be obligated to issue or deliver Shares pursuant to the Plan unless the issuance and delivery of such Shares complies with applicable law and the requirements of any securities exchange or market upon which the Shares may then be listed.

10.3. Withholding of Taxes. As a condition to the settlement of any award or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Trust with respect to an award, the Trust may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the participant, whether or not such payment or distribution is covered by the Plan, or (b) require the participant to remit cash (through payroll deduction or otherwise) or make other arrangements permitted by the Trust, in each case in an amount or of a nature sufficient in the opinion of the Trust to satisfy or provide for the satisfaction of such withholding obligation. At the sole discretion of the Committee, a participant may satisfy withholding obligations by electing to have the Trust withhold Shares having a fair market value equal to the amount of tax required to be withheld.

10.4. Claw Back Conditions. Notwithstanding anything to the contrary contained herein or in an Award agreement, each Award shall be subject to any incentive compensation claw back policies that may be adopted by the Trust (whether or not adopted prior to the date of such Award) as in effect at any time and from time to time, and, as applicable, to the claw back requirements of Section 954 of the Dodd-Frank Act.

10.5. Effective Date; Term. This Amended and Restated Plan was adopted by the Board on March 3, 2016, subject nevertheless to approval by the Trust’s shareholders at their 2016 Annual Meeting. Unless sooner terminated by the Board, shares may be sold under this Amended and Restated Plan at any time and from time to time, prior to the tenth anniversary of the date such amendment and restatement is adopted. Any Shares sold under the Plan that remain outstanding on or after such expiration date shall remain subject to the terms of the applicable restricted stock award agreement and the Plan.

FIRST AMENDMENT TO

UNIVERSAL HEALTH REALTY INCOME TRUST

AMENDED AND RESTATED

2007 RESTRICTED STOCK PLAN

Section 3 of the Plan is hereby amended by deleting the number “125,000” and substituting therefor the number “175,000”.

SECOND AMENDMENT TO

UNIVERSAL HEALTH REALTY INCOME TRUST

AMENDED AND RESTATED

2007 RESTRICTED STOCK PLAN

Section 3 of the Plan is hereby amended by deleting the number “175,000” and substituting therefor the number “275,000”.

Section 10.5 of the Plan is hereby amended and restated as follows:

10.5 Effective Date; Term. This Amended and Restated Plan was adopted by the Board on March 3, 2016, subject nevertheless to approval by the Trust’s shareholders at their 2016 Annual Meeting. On March 4, 2020, the Board adopted the First Amendment to the Plan, subject to approval by the Trust’s shareholders at their 2020 Annual Meeting. On March 6, 2024, the Board adopted the Second Amendment to the Plan, subject to approval by the Trust’s shareholders at their 2024 Annual Meeting. Unless sooner terminated by the Board, shares may be granted under this Plan, as amended, at any time and from time to time, prior to the tenth anniversary of the date the Second Amendment to the Plan is approved by the Trust’s shareholders. Any Shares granted under the Plan that remain outstanding on or after such expiration date shall remain subject to the terms of the applicable restricted stock award agreement and the Plan.

UHT Universal Health Realty Income Trust

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/UHT or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/UHT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Trustees recommends a vote FOR the listed nominees in Proposal 1, and FOR Proposals 2, 3 and 4.

1. Election of Trustees:

	For	Against	Abstain
01 - Marc D. Miller	☐	☐	☐

02 - Gayle L. Capozzalo	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory (nonbinding) vote to approve named executive officer compensation.	☐	☐	☐	3. Proposal to approve an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan.	☐	☐	☐

4. Proposal to ratify the selection of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders. Please sign exactly as name appears hereon. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X
03Y93B

The 2024 Annual Meeting of Shareholders of Universal Health Realty Income Trust will be held on

Wednesday, June 5, 2024, at 10:00 a.m. EDT virtually via live webcast at meetnow.global/M6TUWLW

To access the virtual meeting, you will need the 15-digit control number that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/UHT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Universal Health Realty Income Trust

This Proxy is Solicited By The Board of Trustees For The Annual Meeting of Shareholders To Be Held on June 5, 2024

Alan B. Miller and Cheryl K. Ramagano, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all shares of Universal Health Realty Income Trust (the “Trust”) held of record by the undersigned on April 8, 2024 at the Annual Meeting of Shareholders to be held at 10:00 a.m. EDT, on Wednesday, June 5, 2024, virtually via live audio webcast at www.meetnow.global/M6TUWLW, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(This proxy is continued on reverse side)

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY

C	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐